                                                                   EXHIBIT 10.27

                                 OFFICE LEASE

                                by and between

                              STERLING YORK, LLC

                                  (Landlord)

                                      and

                            CREDITRUST CORPORATION

                                   (Tenant)

                               TABLE OF CONTENTS
                               -----------------

Sections                                                                    Page
--------                                                                    ----
   1.  DEFINITIONS.........................................................    1

   2.  PREMISES; MEASUREMENT...............................................    7

   3.  TERM................................................................    8

   4.  RENT; SECURITY DEPOSIT..............................................    9

   5.  TAXES...............................................................   13

   6.  USE OF PREMISES AND COMMON AREAS....................................   14

   7.  INSURANCE AND INDEMNIFICATION.......................................   20

   8.  SERVICES AND UTILITIES..............................................   24

   9.  REPAIRS AND MAINTENANCE.............................................   26

  10.  IMPROVEMENTS........................................................   28

  11.  LANDLORD'S RIGHT OF ENTRY...........................................   29

  12.  DAMAGE OR DESTRUCTION...............................................   30

  13.  CONDEMNATION........................................................   31

  14.  ASSIGNMENT AND SUBLETTING...........................................   32

  15.  RULES AND REGULATIONS...............................................   33

  16.  SUBORDINATION AND ATTORNMENT........................................   34

  17.  DEFAULTS AND REMEDIES...............................................   35

  18.  ESTOPPEL CERTIFICATE................................................   39

  19.  QUIET ENJOYMENT.....................................................   40

  20.  NOTICES.............................................................   40

  21.  GENERAL.............................................................   41

  22.  FIRST RIGHT TO LEASE................................................   43

  23.  Intentionally Deleted...............................................   44

  24.  RIGHT OF FIRST OFFER................................................   44

  25.  PURCHASE OPTION.....................................................   45

  26.  REFINANCING.........................................................   45

  27.  LENDER APPROVAL.....................................................   46

Exhibits
--------

     A    Drawing showing location of Premises

     B    Schedule of Janitorial Services

     C    Current Rules and Regulations

     D    Form of Purchase Agreement

     E    Form of Subordination, Non-Disturbance and Attornment Agreement

     F    Inspection Period Rights

                                 OFFICE LEASE
                                 ------------

     THIS LEASE is made on this _______ day of   May, 1999 (the "Effective
                                                 ---
Date"), by and between STERLING YORK, LLC, a Maryland limited liability company (the "Landlord"), and CREDITRUST CORPORATION, a Maryland corporation (the "Tenant").

     IN CONSIDERATION of the agreements and covenants hereinafter set forth, Landlord and Tenant mutually agree as follows:

     1.   DEFINITIONS.
          -----------

          1.1. As used herein, the following terms shall have the following meanings:

          "Additional Rent" has the meaning given it in subsection 4.2.

          "Alterations" has the meaning given it in subsection 10.2.

          "Base Operating Costs" means Operating Costs incurred for calendar year 1999.

          "Base Rent" has the meaning given it in subsection 4.1.

          "Base Taxes" means Taxes incurred for the Tax Year 1999/2000.

          "Building" means the building known as the AAI Building 100 and located at 10150 York Road in Baltimore County, Maryland.

          "Building Service Equipment" means all apparatus, machinery, devices, fixtures, appurtenances, equipment and personal property now or hereafter located on the Premises and owned by the Landlord.

          "Common Areas" has the meaning given it in subsection 6.5.1.

          "Comparable Landlords" means landlords of buildings in Hunt Valley, Maryland that are comparable to the Building.

          "Condemnation" has the meaning given it in subsection 13.1.

          "Event of Default" has the meaning given it in subsection 17.1.

          "Insurance Premiums" means the aggregate of any and all premiums paid by the Landlord for hazard, liability, loss-of-rent, workmens' compensation or similar insurance upon any or all of the Property.

          "Landlord" means the Person hereinabove named as such and its successors and assigns.

          "Lease Year" means (a) the period commencing on the Rent Commencement Date (Fifth Floor) and terminating at 11:59 p.m. on the first anniversary of the last day of the month in which the Rent Commencement Date (Fifth Floor) occurs, and (b) each successive period of twelve (12) calendar months thereafter during the Term.

          "Liquidated Damages" has the meaning given it in subsection 17.3.

          "Mortgage" has the meaning given it in subsection 16.1.

          "Mortgagee" has the meaning given it in subsection 16.1.

          "Operating Costs" means any and all costs and expenses incurred by the Landlord for services performed by the Landlord or by others on behalf of the Landlord with respect to the operation and maintenance of the Building and the Common Areas located therein and serving or allocable to the Premises, including, without limitation, all costs and expenses of:

          (a) operating, maintaining, repairing, lighting, signing, decorating, cleaning, removing trash from, painting, striping, controlling of traffic in, controlling of rodents in, policing and securing the Common Areas (including, without limitation, the costs of uniforms, equipment, assembly permits, supplies, materials, alarm and life safety systems, and maintenance and service agreements);

          (b) purchasing and maintaining in full force insurance (including, without limitation, liability insurance for personal injury, death and property damage, rent insurance, insurance against fire, theft or other casualties, extended coverage insurance, workers' compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring on or about the Common Areas, and plate glass insurance);

          (c)  removing snow, ice, water, litter and debris;

          (d) operating, maintaining, repairing and replacing machinery, furniture, accessories and equipment used in the operation and maintenance of the Common Areas, and the personal property taxes and other charges incurred in connection with such machinery, furniture, accessories and equipment;

          (e) maintaining and repairing roofs, awnings, paving, curbs, walkways, sidewalks, drainage pipes, ducts, conduits, grease traps and lighting fixtures throughout the Common Areas.

          (f) planting, replanting and replacing flowers, shrubbery, trees, grass, planters and general landscape maintenance;

          (g) providing electricity, heating, ventilation and air conditioning to the Building and the Common Areas, and operating, maintaining and repairing any equipment used in connection therewith, including, without limitation, costs incurred in connection with determining the feasibility of installing, maintaining, repairing or replacing any facilities, equipment, systems or devices which are intended to reduce utility expenses of the Building or the Common Areas;

          (h) water and sanitary sewer services and other services, if any, furnished to the Building for the non-exclusive use of tenants;

          (i)  janitorial services for the Building;

          (j) enforcing any operating agreements pertaining to the Common Areas or any portions thereof, and any easement and/or rights agreements entered into by the Landlord for the benefit and use of the Landlord, the Property or tenants thereof, or any arbitration or judicial actions undertaken with respect to the same;

          (k) maintaining and repairing the Building and Common Areas, including, without limitation, exhaust systems, sprinkler systems, pumps, fans, switchgear, loading docks and ramps, freight elevators, escalators, passenger elevators, stairways, service corridors, delivery passages, utility plants, transformers, doors, walls, floors, skylights, ceilings, windows and fences;

          (l) accounting, audit and management fees (which management fees shall not exceed four percent (4%) of the yearly rentals for the Building) and expenses, payroll, payroll taxes, employee benefits and related expenses of all personnel engaged in the operation, maintenance, security and management of the Building and Common Areas, including, without limitation, security and maintenance personnel, secretaries and bookkeepers (including, specifically, uniforms and working clothes and the cleaning thereof, tools, equipment and supplies used by such personnel, and the expenses imposed on or allocated to the Landlord or its agents pursuant to any collective bargaining or other agreement);

          (m) unless otherwise excluded elsewhere in this Lease, the cost and expense of complying with all federal, state and local laws, orders, regulations and ordinances applicable to the Property which are now in force, or which may hereafter be in force, unless attributable to the negligence or misconduct of Landlord or its employees or agents; and

          (n) appealing real property tax assessments of the Building and/or Common Areas.

Operating Costs shall not include the following:

          (a) costs incurred with respect to the installation of leasehold improvements for tenants in the Building or incurred in renovating or otherwise improving, decorating, painting, or redecorating vacant space for tenants in the Building;

          (b) costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants of the Building;

          (c) costs incurred by the Landlord for the repair of damage to the Building, to the extent that the Landlord is reimbursed by insurance proceeds;

          (d) capital costs except for those that: (i) reduce other Operating Costs, which shall be amortized over the useful life of the asset with interest, but only to the extent of the reduction of other Operating Costs, or (ii) are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, amortized on a straight line basis over the useful life of the asset with interest;

          (e) expenses in connection with services or other benefits offered to other tenants in the Building, but not to the Tenant;

          (f) costs of services provided by affiliates of the Landlord, but only to the extent that such costs exceed the cost of such services rendered by unaffiliated third parties on a competitive basis;

          (g) the Landlord's general corporate overhead and general administrative expenses;

          (h) advertising expenses, including those incurred in the future leasing of the Building;

          (i) acquisition or leasing costs of sculpture, paintings, or works of art;

          (j) interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building;

          (k) fines or penalties, and interest accrued thereon, incurred as a result of late payments by the Landlord;

          (l) that portion of the wages and salaries, and payroll taxes and similar governmental charges with respect thereto, of Building management employees which is in excess of a pro rata portion thereof based upon the time spent by such personnel in the management of the Building in relation to their total hours worked;

          (m) any income, capital levy, capital stock, succession, transfer (except as provided in the definition of Taxes), franchise, gift, estate or inheritance taxes;

          (n)  any ground lease rental;

          (o) depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by the Landlord to enable the Landlord to supply services that the Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (p)  brokerage and leasing commissions;

          (q) capital expenditures required by the Landlord's failure to comply with laws enacted on or before the date the Rent Commencement Date (Fifth Floor);

          (r) costs arising from the Landlord's charitable or political contributions;

          (s) costs arising from condemnation that are not reimbursed by condemnation awards and that do not otherwise constitute Operating Costs;

          (t) costs of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied, except as permitted in (d) above;

          (u) any bad debt loss, rent loss, or reserves for bad debt or rent loss;

          (v) any management fee in excess of four percent (4%) of the gross revenues for the Building, excluding parking revenues;

          (w) Any cost incurred by Landlord to render the Building systems Y2K functional;

          (x) the Landlord's entertainment expenses and travel expenses, except for those travel expenses that are necessary, reasonable and incurred in connection with the Landlord's operation of the Building; and

          (y) costs incurred by the Landlord in connection with the Landlord electing to cause the Operating Costs to be audited by an independent accounting firm, unless the Landlord also causes the Operating Costs for the Base Year to be audited, or unless the Tenant requests such audit.

          "Operating Year" means each respective calendar year or part thereof during the Term.

          "Original Term" has the meaning given it in subsection 3.1.

          "Parking Areas" has the meaning given it in subsection 6.5.1.

          "Person" means a natural person, a trustee, a corporation, a limited liability company, a partnership and/or any other form of legal entity.

          "Premises" means that certain space having a rentable area of 49,218 square feet, located on the fifth floor of the Building, as more particularly depicted on Exhibit A-1 and that certain space having a rentable area of 49,543
            -----------
square feet, located on the fourth floor of the Building, as more particularly depicted on Exhibit A-2; provided, that if at any time hereafter any portion of
            -----------
the Premises becomes no longer subject to this Lease or any additional space is added to the Premises, "Premises" shall thereafter mean so much thereof as remains subject to this Lease.

          "Prime Rate" means the highest rate of interest or its equivalent as is published on the first day of each month in the Wall Street Journal listing
                                                   -------------------
of "Money Rates," under the section listing the prime rates.

          "Property" means that certain parcel of land shown on Exhibit A, together with the Building thereon. That portion of such land closest to York Road may, in the future, be subdivided and developed for retail use, in which event the Property will be deemed not to include such portion.

          "Rent" means all Base Rent and all Additional Rent.

          "Rent Commencement Date (Fifth Floor)" has the meaning given to it in subsection 3.1.

          "Rent Commencement Date (Fourth Floor)" has the meaning given to it in subsection 3.1.

          "Rules and Regulations" has the meaning given to it in section 15.

          "Tax Year" means the 12-month period beginning July 1 of each year or such other 12-month period (deemed for the purposes of this Lease to have 365 days) established as a real estate tax year by the taxing authority having lawful jurisdiction over the Property.

          "Taxes" means the aggregate of any and all real property and other taxes, metropolitan district charges, front-foot benefit assessments, special assessments and other taxes or public or private assessments or charges levied against the Property, including but not limited to any such charges imposed under any private covenants encumbering the title to any or all of the Property, and regardless of whether any of the same are ordinary or extraordinary, foreseen or unforeseen, recurring or nonrecurring, or special or general.

          "Tenant" means the Person hereinabove named as such and its successors and permitted assigns hereunder.

          "Tenant's Proportionate Share" (a) means the percentage assigned to the Premises for purposes of allocating Operating Costs and Taxes to the Premises (and the rest of the net rentable spaces within the Building), (b) represents the approximate and (for purposes of this Lease) hereby agreed upon proportion which the rentable floor area of the Premises (98,761 square feet) bears to the aggregate rentable floor area of the Building (185,990 square feet), and (c) as of the Effective Date shall be 53.10%; provided that the square footage of the Premises shall be subject to confirmation pursuant to
Section 2 below.

          "Tenant's Share of Increased Operating Costs" has the meaning given it in subsection 4.3.2.

          "Tenant's Share of Increased Taxes" has the meaning given it in subsection 5.1.

          "Term" means the Original Term and all renewal terms.

          "Termination Damages" has the meaning given it in subsection 17.3.

          "Termination Date" has the meaning given it in subsection 3.1.

          "Transfer" has the meaning given it in subsection 14.1.

          1.2. Other Terms.  Any other term to which meaning is expressly given
               -----------
in this Lease shall have such meaning.

     2.  PREMISES; MEASUREMENT  .  The Landlord hereby leases to the Tenant, and
         ---------------------
the Tenant hereby leases from the Landlord, the Premises in "AS IS, WHERE IS" condition (subject, however, to the Landlord's obligations set forth elsewhere in this Lease), together with the right to use, in common with others, the Common Areas. Promptly after the completion of the Tenant's improvements, the Landlord's architect shall certify the rentable area of the Premises using the Building Owners and Managers Association International "Standard Method for Measuring Floor Area in Office Buildings." Notwithstanding the foregoing, the Landlord represents and warrants to the Tenant that on the Effective Date the Premises will be in compliance with all laws, ordinances, rules, regulations and other requirements relating to the use, condition and occupancy of the Premises; provided, however, that the Tenant shall be responsible, at its sole expense, for making any improvements to the Premises which are necessary to obtain a use and occupancy permit from the applicable governmental agency. In the event the applicable governmental agency requires that improvements be made to an area (or areas) outside of the Premises in order to obtain such use and occupancy permit, the Landlord and the Tenant shall work together to identify any and all costs which will be incurred as a result of such improvements and shall endeavor to agree on an allocation of such costs between the Landlord and the Tenant.

     3.  TERM.
         ----

         3.1.  Original Term; Rent Commencement Dates.  This Lease shall be for
               --------------------------------------
a term (the "Original Term") commencing on the Effective Date and ending at 11:59 p.m. on the seventh (7th) anniversary of the last day of the month in which the Rent Commencement Date (Fifth Floor) shall occur (which date is hereinafter referred to as the "Termination Date"). Monthly rent payments for the portion of the Premises located on the fifth floor shall commence on the earlier to occur of (a) the date on which the Tenant commences business operations in the Premises; or (b) July 1, 1999 (the earlier of which dates is
                                   ------------
hereinafter referred to as the "Rent Commencement Date (Fifth Floor)"). Monthly rent payments for the portion of the Premises located on the fourth floor shall commence on the earlier to occur of (a) the date on which the Tenant commences business operations in the Premises; or (b) September 1, 1999 (the earlier of
                                            -----------------
which dates is hereinafter referred to as the "Rent Commencement Date (Fourth Floor)").

          3.2. Confirmation of Commencement and Termination.  The Landlord and
               --------------------------------------------
the Tenant at the Landlord's option and request after (a) the Rent Commencement Date (Fifth Floor) or (b) the Rent Commencement Date (Fourth Floor) or (c) the expiration of the Term or any earlier termination of this Lease by action of law or in any other manner, shall confirm in writing by instrument in recordable form that, respectively, such rent commencement or such termination has occurred, setting forth therein, respectively, the applicable Rent Commencement Date and the Termination Date.

          3.3. Intentionally deleted.
               ---------------------

          3.4. Holding Over.  If the Tenant continues to occupy the Premises
               ------------
after the expiration of the Term (as the same may be extended or renewed) or any earlier termination of this Lease after obtaining the Landlord's express, written consent thereto, then:

          (a) such occupancy (unless the parties hereto otherwise agree in writing) shall be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing, at least one month before the end of any calendar month, that the notifying party elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate; but under no circumstances shall holdover continue for more than 12 months.

          (b) anything in this section to the contrary notwithstanding, the Rent payable for each such monthly period shall equal the sum of (a) one-twelfth (1/12) of that amount which is equal to 110% of the Base Rent for the Lease Year during which such expiration of the Term or termination of this Lease occurs, plus (b) the Additional Rent payable under subsection 4.2; and

          (c) except as provided herein, such month-to-month tenancy shall be on the same terms and subject to the same conditions as those set forth in this Lease; provided, however, that if the Landlord gives the Tenant, at least sixty
(60) days before the end of any calendar month during such month-to-month tenancy, written notice (which notice shall not be given to the Tenant before the end of the first 30-day holdover period) that such terms and conditions (including any thereof relating to the amount and payment of Rent) shall, after such month, be modified in any manner specified in such notice, then such tenancy shall, after such month, be upon the said terms and subject to the said conditions, as so modified.

          If the Tenant holds over without the Landlord's consent, then notwithstanding anything in this Section to the contrary notwithstanding, the Rent payable for each such monthly period shall equal the sum of: (a) one-twelfth (1/12) of that amount which is equal to 150% of the Base Rent for the Lease Year during which such holdover of the Term or termination of this Lease occurs, plus (b) the Additional Rent payable under subsection 4.2, plus (c) any consequential damages suffered by Landlord as a result of such holdover.

     4.   RENT; SECURITY DEPOSIT.  As Rent for the Premises, the Tenant shall
          ----------------------
pay to the Landlord all of the following:

          4.1. Base Rent. An annual rent (the "Base Rent") as follows
               ---------
(calculated at $16.50 per square foot for the first Lease Year with three percent (3%) annual increases thereafter):

                                                                  Monthly Installment
          Lease Year                       Base Rent                 of Base Rent
          ----------                       ---------                 ------------
  Rent Commencement Date (Fifth
  Floor) - Rent Commencement              $  812,097                 $  67,674.75
    Date (Fourth Floor)
  Rent Commencement Date (Fourth
  Floor) - end of Lease Year 1            $1,629,557                 $ 135,796.41
             2                            $1,678,444                 $ 139,870.33
             3                            $1,728,797                 $ 144,066.41
             4                            $1,780,661                 $ 148,388.41
             5                            $1,834,081                 $ 152,840.08
             6                            $1,889,103                 $ 157,425.25
             7                            $1,945,776                 $ 162,148.00

          4.2. Additional Rent.  Additional rent ("Additional Rent") shall
               ---------------
include any and all charges or other amounts which the Tenant is obligated to pay to the Landlord under this Lease, other than the Base Rent, regardless of whether such charges or amounts are designated as additional rent.

          4.3. Operating Costs.
               ---------------

               4.3.1.  Computation.  Within one hundred twenty (120) days
                       -----------
after the end of each calendar year during the Term beginning with calendar year 1999, the Landlord shall compute the total of the Operating Costs incurred for the Building and Common Areas during such calendar year, and the Landlord shall allocate them to each separate rentable space within the Building in proportion to the respective operating costs percentages assigned to such spaces; provided that anything in this subsection 4.3 to the contrary notwithstanding, wherever the Tenant and/or any other tenant of space within the Property has agreed in its lease or otherwise to provide any item of such services partially or entirely at its own expense, or wherever in the

Landlord's reasonable judgment any such significant item of expense is not incurred with respect to or for the benefit of all of the net rentable space within the Building (including but not limited to any such expense which, by its nature, is incurred only with respect to those spaces which are occupied), in allocating the Operating Costs pursuant to this subsection, the Landlord shall make an appropriate adjustment, using generally accepted accounting principles, as aforesaid, so as to avoid allocating to the Tenant or to such other tenant (as the case may be) those Operating Costs covering such services already being provided by the Tenant or by such other tenant at its own expense, or to avoid allocating to all of the net rentable space within the Building those Operating Costs incurred only with respect to a portion thereof, as aforesaid. The Tenant shall have the right, during normal business hours at the Landlord's offices, to review the books and records of the Landlord with respect to the calculation of Operating Costs for the prior Lease Year, at the Tenant's sole expense, provided
(i) the Tenant provides at least fifteen (15) days' advance written notice to the Landlord of its desire to inspect such books and records, and (ii) such request is made within ninety (90) days after the Operating Costs Statement is delivered by the Landlord to the Tenant. If the Tenant does not notify the Landlord within such 90-day period, then all sums included as Operating Costs shall be deemed acceptable to the Tenant and thereafter the Tenant shall have no right to dispute in any manner any sums included within Operating Costs for such prior Lease Year. The Landlord shall not be permitted to "double recover" any Operating Costs (i.e., recover more than 100% of Operating Costs) from the tenants of the Building. Operating Costs shall not include any expenses paid by any tenant of the Building directly to third parties, or as to which the Landlord is otherwise reimbursed by any third party, another tenant, or by insurance proceeds. All assessments which are not specifically charged to the Tenant because of actions by the Tenant, which can be paid by the Landlord in installments, shall be paid by the Landlord in the maximum number of installments permitted by law and shall not be included as Operating Costs except in the year in which the assessment installment is actually paid. The Landlord shall not under-manage the Building during the base year or otherwise operate the Building during the base year in such a manner as to artificially depress the Base Operating Costs. The Landlord shall not be obligated to cause the Operating Costs to be audited by an independent accounting firm; provided, however, if the Tenant requests the Landlord to do so, and agrees to pay the cost of such audit, then the Landlord shall cause the Operating Costs to be audited by an independent accounting firm selected by the Tenant. If an audit shows an overcharge of more than five percent (5%) of the total annual amount of the Tenant's Share of Increased Operating Costs, then the Landlord shall pay the costs of such audit. Tenant shall have the right to audit the previous three (3) years on any category of Operating Costs if an audit discloses that Landlord has overcharged for that category by more than five percent (5%).

     If less than ninety-five percent (95%) of the gross rentable square footage of the Building is not occupied during the any calendar year, then Operating Costs for such calendar year shall be "grossed up" to that amount of Operating Costs that, using reasonable projections, would normally be expected to be incurred during such calendar year if the Building was 95% occupied; as determined under generally accepted accounting principles consistently applied. Landlord shall provide in the computation required by this Section 4.3.1, a reasonably detailed description of how the Operating Costs were grossed up.
Only those components of expenses that are affected by variations in occupancy levels shall be grossed up.

               4.3.2.  Payment.  For each Operating Year beginning in 2000, the
                       -------
Tenant shall pay to the Landlord, in the manner provided herein, "Tenant's Share of Increased Operating Costs" which shall be computed by subtracting the Base Operating Costs from the Operating Costs for the Operating Year in question, and multiplying the difference by Tenant's Proportionate Share. The Landlord shall send to the Tenant an annual statement setting forth the Operating Costs for the applicable calendar year. Notwithstanding anything to the contrary contained in this Lease, the Landlord represents that the cumulative annual increase per Operating Year of the controllable portion of Operating Costs shall not be more than five percent (5%). By way of example but not of limitation, if the controllable portion of such costs increases by 4% in the second Lease Year and 3% in the third Lease Year, then the controllable portion of such costs may increase by no more than 8% in the fourth Lease Year [3 x 5 = 4 + 3 + 8]. In no event, however, shall the first increase of the controllable portion of such costs exceed 5%. Non-controllable Operating Costs shall be deemed to include insurance costs, utility costs, the costs of snow and ice removal and other similar costs which, under industry custom and practice, are deemed non-controllable.

               4.3.3.  Proration.  If only part of any calendar year falls
                       ---------
within the Term, the amount computed as Tenant's Share of Increased Operating Costs for such calendar year under this subsection shall be prorated in proportion to the portion of such calendar year falling within the Term (but the expiration of the Term before the end of a calendar year shall not impair the Tenant's obligation hereunder to pay such prorated portion of Tenant's Share of Increased Operating Costs for that portion of such calendar year falling within the Term, which amount shall be paid on demand).

               4.3.4.  Landlord's Right to Estimate.  Anything in this
                       ----------------------------
subsection to the contrary notwithstanding, the Landlord, at its reasonable discretion, may (a) make, not more than once in any 12-month period, a reasonable estimate or adjustment of the Additional Rent which may become due under this subsection for any calendar year in 2000 or later, and (b) require the Tenant to pay to the Landlord for each calendar month during such year one twelfth (1/12) of such Additional Rent, at the time and in the manner that the Tenant is required hereunder to pay the monthly installment of the Base Rent for such month, all by giving the Tenant written notice thereof, accompanied by a schedule setting forth in reasonable detail the expenses comprising the Operating Costs, as so estimated. In such event, the Landlord shall cause the actual amount of such Additional Rent to be computed and certified to the Tenant within one hundred twenty (120) days after the end of such calendar year. Any overpayment or deficiency in the Tenant's payment of Tenant's Proportionate Share of Operating Costs shall be adjusted between the Landlord and the Tenant; the Tenant shall pay the Landlord or the Landlord shall credit to the Tenant's account (or, if such adjustment is at the end of the Term, the Landlord shall pay to the Tenant), as the case may be, within thirty (30) days after such notice to the Tenant, such amount necessary to effect such adjustment. The Landlord's failure to provide such notice within the time prescribed above shall not relieve the Tenant of any of its obligations hereunder.

          4.4. When Due and Payable.
               --------------------

               4.4.1.  Base Rent.  The Base Rent for any Lease Year shall be
                       ---------
due and payable in twelve (12) consecutive, equal monthly installments, in advance, on the first (1st) day of each calendar month during such Lease Year. In addition, the Base Rent for the first full calendar month of the Term shall be due and payable within three (3) days after the Landlord delivers a fully executed copy of this Lease to the Tenant. Rent for any partial calendar month shall be due and payable three (3) days after the applicable Rent Commencement Date.

               4.4.2.  Additional Rent.  Any Additional Rent accruing to the
                       ---------------
Landlord under this Lease, except as is otherwise set forth herein, shall be due and payable when the installment of Base Rent next falling due after such Additional Rent accrues and becomes due and payable.

               4.4.3.  No Set-Off; Late Payment.  Each such payment shall be
                       ------------------------
made promptly when due, without any deduction or setoff whatsoever, and without demand, failing which the Tenant shall pay to the Landlord as Additional Rent, after the tenth (10th) day after such payment remains due but unpaid, a late charge equal to five percent (5%) of such payment which remains due but unpaid. In addition, any payment that is not paid by the twentieth (20th) day after such payment is due shall bear interest at the rate of fifteen percent (15%) per annum from the date due until the date paid. Any payment made by the Tenant to the Landlord on account of Rent may be credited by the Landlord to the payment of any Rent then past due before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that the Landlord's acceptance of such payment (whether or not with or accompanied by an endorsement or statement that such lesser amount or the Landlord's acceptance thereof constitutes payment in full of the amount of Rent then due) shall not alter or impair the Landlord's rights hereunder to be paid all of such amount then due, or in any other respect.

          4.5. Where Payable.  The Tenant shall pay the Rent, in lawful currency
               -------------
of the United States of America, to the Landlord by delivering or mailing it to the Landlord's address which is set forth in section 20, to the attention of Facilities Department, or to such other address or in such other manner as the Landlord from time to time specifies by written notice to the Tenant.

          4.6. Tax on Lease.  If federal, state or local law now or hereafter
               ------------
imposes any tax, assessment, levy or other charge directly or indirectly upon
(a) the Landlord with respect to this Lease or the value thereof, (b) the Tenant's use or occupancy of the Premises, (c) the Base Rent, Additional Rent or any other sum payable under this Lease, or (d) this transaction, then the Tenant shall pay the amount thereof as Additional Rent to the Landlord upon demand, unless the Tenant is prohibited by law from doing so.

          4.7. Security Deposit.  [Intentionally Deleted]
               ----------------

     5.  TAXES.
         -----


          5.1. Payment.  For each Tax Year beginning with the 2000-2001 Tax
               -------
Year, the Tenant shall pay to the Landlord, in the manner provided herein, "Tenant's Share of Increased Taxes" which shall be computed by subtracting the Base Taxes from the Taxes for the Tax Year in question, and multiplying the difference by Tenant's Proportionate Share.

          5.2. Proration.  If only part of any Tax Year falls within the Term,
               ---------
the amount computed as Tenant's Share of Increased Taxes for such Tax Year under this subsection shall be prorated in proportion to the portion of such Tax Year falling within the Term (but the expiration of the Term before the end of a Tax Year shall not impair the Tenant's obligations hereunder to pay such prorated portion of Tenant's Share of Increased Taxes for that portion of such Tax Year falling within the Term, which amount shall be paid on demand).

          5.3. Method of Payment.  Tenant's Share of Increased Taxes shall be
               -----------------
paid by the Tenant in advance, in equal monthly installments in such amounts as are estimated and billed for each Tax Year by the Landlord at the commencement of the Term and at the beginning of each successive Tax Year during the Term, each such installment being due on the first day of each calendar month. If the Tenant pays Tenant's Share of Increased Taxes in installments, in advance, then not more than once during any tax year the Landlord may re-estimate Tenant's Share of Increased Taxes and thereafter adjust the Tenant's monthly installments payable during the Tax Year to reflect more accurately Tenant's Share of Increased Taxes. Within one hundred twenty (120) days after the Landlord's receipt of tax bills for each Tax Year, the Landlord will notify the Tenant of the amount of Taxes for the Tax Year in question and the amount of Tenant's Share of Increased Taxes thereof. Any overpayment or deficiency in the Tenant's payment of Tenant's Share of Increased Taxes for each Tax Year shall be adjusted between the Landlord and the Tenant; the Tenant shall pay the Landlord or the Landlord shall credit to the Tenant's account (or, if such adjustment is at the end of the Term, the Landlord shall pay the Tenant), as the case may be, within thirty (30) days after such notice to the Tenant, such amount necessary to effect such adjustment. The Landlord's failure to provide such notice within the time prescribed above shall not relieve the Tenant of any of its obligations hereunder.

          5.4. Taxes on Rent.  In addition to Tenant's Share of Increased Taxes,
               -------------
the Tenant shall pay to the appropriate agency any sales, excise and other tax (not including, however, the Landlord's income taxes) levied, imposed or assessed by the State of Maryland or any political subdivision thereof or other taxing authority upon any Rent payable hereunder. The Tenant shall also pay, prior to the time the same shall become delinquent or payable with penalty, all taxes imposed on its inventory, furniture, trade fixtures, apparatus, equipment, leasehold improvements installed by the Tenant or by the Landlord on behalf of the Tenant and any other property of the Tenant.

          5.5. Tenant's Right to Contest Taxes.  In the event the Landlord
               -------------------------------
elects not to contest any new tax assessment for the Building from time to time, the Tenant shall have the right to contest the same upon providing fifteen (15) days' advance notice thereof to the Landlord, provided that such contest will not impair the Landlord's right, title or interest in and to the Premises or the Building. In such event, the Tenant shall be responsible for paying all costs in connection with such contest, and in the event the Taxes are increased as a result of such contest, the Tenant shall be required to pay that portion of the increased amount which exceeds the initial assessment upon which the appeal was based. In the event the Taxes are decreased as a result of such contest, the Tenant shall have the right to offset against the Tenant's Share of Increased Taxes next due all reasonable costs incurred by the Tenant in contesting the applicable tax assessment, provided that such costs shall not exceed the amount of savings. At the written request of tenants leasing fifty percent (50%) or more of the rentable area of the Building, the Landlord shall contest in accordance with applicable law any real property tax assessment applicable to the Building.

     6.  USE OF PREMISES AND COMMON AREAS.
         --------------------------------

          6.1. Nature of Use.  The Tenant shall use the Premises only for
               -------------
general office purposes, and for no other purpose whatsoever.

          6.2. Compliance with Law and Covenants.  The Tenant, throughout the
               ---------------------------------
Term and at its sole expense, in its use and possession of the Premises, shall:

               (a) comply promptly and fully with (i) all laws, ordinances, notices, orders, rules, regulations and requirements of all federal, state and municipal governments and all departments, commissions, boards and officers thereof, including but not limited to The Americans with Disabilities Act, 42 U.S.C. (S) 12101 et. seq., and the ADA Disability Guidelines promulgated with respect thereto, and (ii) all requirements (Y) of the National Board of Fire Underwriters (or any other body now or hereafter constituted exercising similar functions) which are applicable to any or all of the Premises, or (Z) imposed by any policy of insurance covering any or all of the Premises and required by
Section 7 to be maintained by the Tenant, all if and to the extent that any of such requirements relate to any or all of the Premises or to any equipment, pipes, utilities or other parts of the Property which exclusively serve the Premises, whether any of the foregoing are foreseen or unforeseen, or are ordinary or extraordinary.

               (b) (without limiting the generality of the foregoing provisions of this subsection) keep in force throughout the Term all licenses, consents and permits necessary for the lawful use of the Premises for the purposes herein provided;

               (c) pay when due all personal property taxes, income taxes, license fees and other taxes assessed, levied or imposed upon the Tenant or any other person in connection with the operation of its business upon the Premises or its use thereof in any other manner;

               (d) not obstruct, annoy or interfere with the rights of other tenants; and

               (e) not allow the transmission of any loud or objectionable sounds or noises from the Premises.

With respect to The Americans with Disabilities Act and the ADA Disability Guidelines thereto, the Tenant shall be responsible for the entire Premises, including all entry doors and signage (subject, however, to the provisions of subsection 10.2), and the Landlord shall be responsible for the Building and the Common Areas. To the extent that any Rule or Regulation promulgated by Landlord with respect to the Building is inconsistent with Tenant's compliance with applicable law (e.g., use of "guide dogs" by any employee, agent or visitor of Tenant to the Premises), Tenant's compliance with applicable law shall take precedence over compliance with the Rules and Regulations.

The Landlord represents, warrants and covenants that, to its actual knowledge, the Building and the Property comply, as of the Rent Commencement Date (Fifth Floor), and during the Term hereof (including any renewal term) will comply, in all respects with all applicable federal, state and local laws, codes, rules, ordinances, and regulations relating to the design, construction, renovation, occupancy, use and operation of the Building and the Property including, without limitation, all such laws and property, ordinances, codes, rules and regulations regarding accessibility, use and occupancy of the Building and the Property by handicapped individuals. The Landlord shall bear all costs of compliance with any such present or future laws, codes, ordinances, rules and regulations with respect to the Building and the Property, and such costs shall not be included in the additional rent payable by the Tenant under this Lease or otherwise imposed on the Tenant.

          6.3. Mechanics' Liens.
               ----------------

               6.3.1. Without limiting the generality of the foregoing provisions of this section, the Tenant shall not create or permit to be created, and if created shall discharge or have released, any mechanics' or materialmens' lien arising while this Lease is in effect and affecting any or all of the Premises, the Building and/or the Property, and the Tenant shall not permit any other matter or thing whereby the Landlord's estate, right and interest in any or all of the Premises, the Building and/or the Property might be impaired. The Tenant shall defend, indemnify and hold harmless the Landlord against and from any and all liability, claim of liability or expense (including but not limited to that of reasonable attorneys' fees) incurred by the Landlord on account of any such lien or claim, provided the Landlord has not caused or contributed to such liability, claim or expense.

               6.3.2. If the Tenant fails to discharge or bond against any such lien within fifteen (15) days after it first becomes effective against any of the Premises, the Building and/or the Property, then, in addition to any other right or remedy held by the Landlord on account thereof, the Landlord may (a) discharge it by paying the amount claimed to be due or by deposit or bonding proceedings, and/or (b) in any such event compel the prosecution of any action for the foreclosure of any such lien by the lienor and pay the amount of any judgment in favor of the lienor with interest, costs and allowances. The Tenant shall reimburse the Landlord for any amount paid by the Landlord to discharge any such lien and all expenses incurred by the Landlord in connection therewith, together with interest thereon at the Prime Rate plus two percent (2%) per annum from the respective dates of the Landlord's making such payments or incurring such expenses (all of which shall constitute Additional Rent).

               6.3.3. Nothing in this Lease shall be deemed in any way (a) to constitute the Landlord's consent or request, express or implied, that any contractor, subcontractor, laborer or materialman provide any labor or materials for any alteration, addition, improvement or repair to any or all of the Premises, the Building and/or the Property, or (b) to give the Tenant any right, power or authority to contract for or permit to be furnished any service or materials, if doing so would give rise to the filing of any mechanics' or materialmens' lien against any or all of the Premises, the Building and/or the Property, or the Landlord's estate or interest therein, or (c) to evidence the Landlord's consent that the Premises, the Building and/or the Property be subjected to any such lien.

          6.4. Signs. Tenant shall have the exclusive right to signage on and in
               -----
front of the Building and in the lobby, except for a Building directory which shall contain the names of all Building tenants. Any signage erected by the Tenant shall be at the Tenant's sole cost. Plans for the proposed signage shall be submitted by the Tenant to the Landlord prior to installation for Landlord's review and approval which shall not be unreasonably withheld. This exclusive right of signage expires if any other Tenant in the Building occupies two or more full floors in the Building.

          6.5. Easement.
               --------

               6.5.1.  Grant of Easement. The Landlord hereby grants to the
                       -----------------
Tenant a non-exclusive easement to use (and to permit its officers, directors, agents, employees and invitees to use), in the course of conducting business at the Premises, those areas and facilities of the Property which may be designated by the Landlord from time to time as common areas (portions of which may from time to time be relocated and/or reconfigured by the Landlord in its sole discretion so long as reasonable access to and from the Premises is maintained) (the "Common Areas"), which Common Areas include footways, sidewalks, Parking Areas, lobbies, elevators, stairwells, corridors, restrooms and certain exterior areas on the Property, subject, however, to the Rules and Regulations. "Parking Areas" shall mean those portions of the Common Areas which from time to time are designated by the Landlord for the parking of automobiles and other automotive vehicles while engaged in business upon the Premises (other than while being used to make deliveries to and from the Premises). The Landlord will accommodate the Tenant's schedule for all installations, moves and relocations into and out of the Premises and the Building, including access to lobbies, elevators, stairs and the like. The Tenant shall have access to the Premises 24 hours per day, 365 days per year.

               6.5.2.  Non-Exclusive License. Such license shall be exercised in
                       ---------------------
common with the exercise thereof by the Landlord, the other tenants or occupants of the Property, and their respective officers, directors, agents, employees and invitees.

               6.5.3.  Parking Areas; Changes. The Landlord reserves the right
                       ----------------------
to change the entrances, exits, traffic lanes, boundaries and locations of the Parking Areas. All Parking Areas and facilities which may be furnished by the Landlord in or near the Property, including any employee parking areas, truckways, loading docks, pedestrian sidewalks and ramps, landscaped areas and other areas and improvements which may be provided by the Landlord for the Tenant's exclusive use or for general use, in common with other tenants, their officers, agents, employees and visitors, shall at all times be subject to the Landlord's exclusive control and management, and the Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect thereto. The Landlord shall have the right to (a) police the Common Areas, (b) establish and from time to time to change the level of parking surfaces, (c) close all or any portion of the Common Areas to such extent as, in the opinion of the Landlord's counsel, may be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein, (d) close temporarily all or any portion of the Parking Areas, (e) discourage non-tenant parking (provided, however, that the Landlord at all times will provide sufficient visitor parking for the Building), and (f) do and perform such other acts in and to the Common Areas as, in the use of good business judgment, the Landlord determines to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and visitors. The Tenant shall cause its officers, agents and employees to park their automobiles only in such areas as the Landlord from time to time may designate by written notice to the Tenant as employee parking areas, and the Tenant shall not use or permit the use of any of the Common Areas in any manner which will obstruct the driveways or throughways serving the Parking Areas or any other portion of the Common Areas allocated for the use of others. Employees of the Tenant shall not keep parked vehicles on the Parking Areas overnight unless such employees are working at night or are traveling on business. At all times the Landlord shall provide parking to the Tenant on an unreserved basis equal to Tenant's Proportionate Share of the parking provided to all tenants of the Building; provided, however, that the parking so provided to the Tenant shall include 31 reserved covered spaces in the Building.

               6.5.4.  Alterations. The Landlord reserves the right at any time
                       -----------
and from time to time (i) to change or alter the location, layout, nature or arrangement of the Common Areas or any portion thereof, including but not limited to the arrangement and/or location of entrances, passageways, doors, corridors, stairs, lavatories, elevators, parking areas, and other public areas of the Building, and (ii) to construct additional improvements on the Property and make alterations thereof or additions thereto and build additional stories on or in any such buildings adjoining the same; provided, however, that no such change or alteration shall deprive the Tenant of access to the Premises or unreasonably interfere with the Tenant's use of the Premises.

               6.5.5.  Use of Common Areas.
                       -------------------

                       (a) The Landlord shall at all times have full and exclusive control, management and direction of the Common Areas. Without limiting the generality of the foregoing, the Landlord shall have the right to maintain and operate lighting facilities on all of the Common Areas and to police the Common Areas.

                       (b) The Tenant shall maintain in a neat and clean condition that area designated by the Landlord as the refuse collection area, and shall not place or maintain anywhere within the Property, other than within the area which may be designated by Landlord from time to time as such refuse collection area, any trash, garbage or other items, except as may otherwise be expressly permitted by this Lease.

                       (c) In its use of the Common Areas, the Tenant shall not take, or permit its agents, employees, invitees, visitors and guests to take, any of the following actions:

                           (i) the parking or storage of automobiles, or other
automotive vehicles anywhere within the Property if such vehicles lack current, valid license plates, or other than in the Parking Areas (and the individual parking spaces from time to time designated therein), or anywhere within the Property if the body, windows or other exterior portions of such vehicles are in an obvious state of damage or disrepair;

                           (ii) the performance of any body work, maintenance or
other repairs to vehicles, or the painting of any vehicle, anywhere within the Premises or the rest of the Property; or

                           (iii)the parking or storage of any trucks or vans
weighing over three-quarters (3/4) of one ton, except for purposes of temporary loading and unloading.

          6.6. Liability of Landlord and Tenant.  Except in the event, but
               --------------------------------
only to the extent, of the Landlord's negligence or willful misconduct, the Landlord and its agents and employees shall not be liable to the Tenant or any other person whatsoever (a) for any injury to person or damage to property caused by any defect in or failure of equipment, pipes, wiring or broken glass, or the backing up of any drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises, or (b) for any loss or damage that may be occasioned by or through the acts or omissions of any other tenant of the Property or of any other person whatsoever. The obligations of the Tenant under this Lease do not constitute personal obligations of the individual officers and employees of the Tenant. The liability of the Tenant and each of its successors for any default by the Tenant (or its successors) under the terms of this Lease shall be limited to such claims and causes of action which accrue during the Tenant's and each of its successors' respective occupancy of the Premises.

          6.7. Floor Load.  The Tenant shall not place a load upon any
               ----------
floor of the Premises exceeding 100 pounds per square foot. The Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment, and to prescribe the reinforcing necessary, if any, which in the opinion of the Landlord may be required under the circumstances, such reinforcing to be at the Tenant's sole expense. Business machines and mechanical equipment shall be placed and maintained by the Tenant in settings sufficient in the Landlord's judgment to absorb and prevent vibration and noise, and the Tenant shall, at its sole expense, take such steps as the Landlord may direct to remedy any such condition.

          6.8  Intentionally deleted.

          6.9. Hazardous Materials.
               -------------------

               (a) The Tenant warrants and agrees that the Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by the Tenant, its agents, employees, contractors or invitees. If the Tenant breaches the obligations stated in the preceding sentence, then the Tenant shall indemnify, defend and hold the Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, the Building and the Property generally, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building or the Property generally, damages from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination in excess of any applicable insurance coverage. This indemnification of the Landlord by the Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any governmental authority because of Hazardous Material present in the soil or ground water or under the Premises or the Property generally. As used herein (i) "Environmental Laws" means the Clean Air Act, the Resource Conservation Recovery Act of 1976, the Hazardous Material Transportation Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Occupational Safety and Health Act, the Consumer Product Safety Act, the Clean Water Act, the Federal Water Pollution Control Act, the National Environmental Policy Act, Md. Nat. Res. Code Ann., Title 8, and Md. Env. Code Ann., Title 7, as each of the foregoing shall be amended from time to time, and any similar or successor laws, federal, state or local, or any rules or regulations promulgated thereunder; and (ii) "Hazardous Materials" means and includes asbestos; "oil, petroleum products and their by-products;" "hazardous substances;" "hazardous wastes" or "toxic substances," as those terms are used in Environmental Laws; or any substances or materials listed as hazardous or toxic in the United States Department of Transportation, or by the Environmental Protection Agency or any successor agency under any Environmental Laws.

               (b) The Landlord represents and warrants to the Tenant that, to its actual knowledge, the Building has been constructed in full compliance with all Environmental Laws, and that on the date of this Lease the Building and the Property are in full compliance with all Environmental Laws. The Landlord also represents and warrants to the Tenant that, to its actual knowledge, the Premises, the Building and the Property have been constructed to contain no fireproofing or other insulating materials which contain asbestos. The Landlord hereby agrees to indemnify, defend and hold the Tenant, and its officers, employees and agents, harmless from any claim or liability relative to (1) injury, loss, accident or damage to any person or property, or (2) from any direct loss or damage, including with respect to the items described in (1) or
(2) any judgments, penalties, fines, costs, attorneys', consulting or expert fees, site investigation or cleanup costs, to the extent arising from:

                    (i) the cleanup of any Hazardous Materials and resulting liability therefrom in, on, under or about the Building which existed prior to the Rent Commencement Date (Fifth Floor) or are subsequently brought into the Building by the Landlord or its employees, agents, contractors or licensees; and

                    (ii) the violation of any Environmental Laws by the Landlord or its employees, agents, contractors or licensees, and the resulting liability therefrom that may affect the Premises or the Building which existed prior to the Rent Commencement Date (Fifth Floor), or is otherwise caused by the acts or omissions of the Landlord or the Landlord's employees, agents, contractors or licensees.

The provisions of this paragraph shall survive the expiration or earlier termination of this Lease. This paragraph is not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by the Landlord pursuant to the provisions of this Lease, to the extent that such policies cover (or if carried as required, would have covered) the losses, damages and/or claims which are subject hereof.

     7.  INSURANCE AND INDEMNIFICATION.
         -----------------------------

          7.1. Insurance.  At all times from and after the earlier of (i) the
               ---------
entry by the Tenant into the Premises, and (ii) the Rent Commencement Date (Fifth Floor), the Tenant shall take out and keep in full force and effect, at its expense:

               (a) commercial general liability insurance, including Blanket Contractual Liability, Broad Form Property Damage, Completed Operations/Products Liability, Personal Injury Liability, Premises Medical Payments, Interest of Employees as additional insureds and Broad Form General Liability Endorsement, with a combined single limit of not less than Three Million Dollars ($3,000,000) per occurrence;

               (b) special form property insurance (including but not limited to burglary and theft insurance and plate glass insurance) written at full replacement cost value and with replacement cost endorsement in an amount not less than One Million Dollars ($1,000,000.00) covering all of Tenant's property, including, without limitation, inventory, trade fixtures, floor coverings, furniture, electronic data processing equipment and any other property removable by Tenant under the provisions of this Lease, except for improvements which are part of the Landlord's Work;

               (c) worker's compensation or similar insurance in form and amounts required by law; and

               (d) such other insurance in such types and amounts as Landlord may reasonably require and as are then being required by Comparable Landlords.

          7.2. Tenant's Contractor's Insurance.  The Tenant shall require any
               -------------------------------
contractor of the Tenant performing work in, on or about the Premises to take out and keep in full force and effect, at no expense to the Landlord:

               (a) commercial general liability insurance, including Contractor's Liability coverage, Blanket Contractual Liability coverage, Broad Form Property Damage Endorsement, Contractor's Protective Liability, Completed Operations/Products Liability (Completed Operations/Products Liability coverage to be provided for at least one (1) year after final completion of work), Personal Injury, Premises Medical Payments, Interest of Employees as additional insureds, Incidental Medical Malpractice and Broad Form General Liability Endorsement, in an amount not less than One Million Dollars ($1,000,000) combined single limit per occurrence and Two Million Dollars ($2,000,000) in the aggregate;

               (b) comprehensive automobile liability insurance, with a combined single limit of not less than One Million Dollars ($1,000,000) covering all owned, non-owned or hired automobiles to be used by the contractor;

               (c) worker's compensation or similar insurance in form and amounts required by law; and

               (d) employers liability coverage, including All States Endorsement, in an amount not less than One Million Dollars ($1,000,000).

          7.3. Policy Requirements.
               -------------------

               7.3.1. The company or companies writing any insurance which the Tenant is required to take out and maintain or cause to be taken out or maintained pursuant to subsections 7.1 and/or 7.2, as well as the form of such insurance, shall at all times be subject to the Landlord's approval, and any such company or companies shall be licensed to do business in the State of Maryland and have a rating of at least A- or better and a financial size rating of XII or larger from Best's Key Rating Guide and Supplemental Service (or
                      ------------------------------------------------
comparable rating from a comparable insurance rating service). Public liability and all-risk casualty insurance policies evidencing such insurance shall include the Landlord and its designees (including any Mortgagee) as additional insureds, shall be primary and noncontributory, and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled, reduced, terminated or not renewed except after thirty (30) days' advance written notice to the Landlord. All such policies, or certificates thereof, shall be deposited with the Landlord promptly upon commencement of the Tenant's obligation to procure the same.

               7.3.2. The Landlord and the Tenant agree that on January 1 of the third (3rd) full calendar year during the Term and on January 1 of every third (3rd) calendar year thereafter, the Landlord will have the right to request commercially reasonable changes in the character and/or amounts of insurance required to be carried by the Tenant pursuant to the provisions of this section 7, and the Tenant shall comply with any requested change in character and/or amount within thirty (30) days after the Landlord's request therefor.

          7.4. Indemnities by Tenant and Landlord.
               ----------------------------------

               7.4.1. Notwithstanding any policy or policies of insurance required of the Tenant, but subject to the provisions of subsection 7.8, the Tenant, for itself and its successors and assigns, to the extent permitted by law, shall defend, indemnify and hold harmless the Landlord, the Landlord's agents, and any Mortgagee against and from any and all liability or claims of liability by any person asserted against or incurred by the Landlord and/or such agent or Mortgagee in connection with (i) the use, occupancy, conduct, operation or management of the Premises by the Tenant or any of its agents, contractors, servants, employees, licensees, concessionaires, suppliers, materialmen or invitees during the Term; (ii) any work or thing whatsoever done or not done on the Premises during the Term (except any work or thing done or required to be done by the Landlord); (iii) any breach or default in performing any of the obligations under the provisions of this Lease and/or applicable law by the Tenant or any of its agents, contractors, servants, employees, licensees, suppliers, materialmen or invitees during the Term, unless performed by the Landlord or its agents; (iv) any negligent, intentionally tortious act or omission by the Tenant or any of its agents, contractors, servants, employees, licensees, concessionaires, suppliers, materialmen or invitees during the Term; or (v) except for any work or thing required to be done by the Landlord and of which the Tenant has notified the Landlord that the Landlord has failed to do such work or thing, any injury to or death of any person or any damage to any property occurring upon the Premises (whether or not such event results from a condition existing on the Premises), and from and against all reasonable costs, expenses and liabilities incurred in connection with any claim, action, demand, suit at law, in equity or before any administrative tribunal, arising in whole or in part by reason of any of the foregoing (including, by way of example rather than of limitation, the fees of attorneys, investigators and experts), all regardless of whether such claim, action or proceeding is asserted before or after the expiration of the Term or any earlier termination of this Lease.

               7.4.2. If any such claim, action or proceeding is brought against the Landlord and/or any agent or Mortgagee, the Tenant, if requested by the Landlord or such agent or Mortgagee, and at the Tenant's expense, promptly shall resist or defend such claim, action or proceeding or cause it to be resisted or defended by an insurer.

               7.4.3. Subject to the provisions of subsection 7.8, the Landlord hereby agrees for itself and its successors and assigns to indemnify and save the Tenant harmless from and against any liability or claims of liability arising solely out of the negligence or intentional acts and omissions of the Landlord, its agents or employees.

               7.4.4. Notwithstanding any other provisions of this Lease, the Tenant shall not be required to indemnify and hold the Landlord harmless from any such loss, cost, liability, damage and expense to any person or property (including but not limited to penalties, fines and actual attorneys' fees and costs) resulting from the negligent acts or omissions or the willful misconduct of the Landlord or those of its agents, contractors, servants, employees or licensees, in connection with the Landlord's activities on the Premises or the Building, and, subject to the provisions of subsection 7.8, the Landlord hereby so indemnifies, defends and saves the Tenant and any of the Tenant's affiliates occupying the Premises harmless from any such loss, costs, liability, damage and expense (including but not limited to penalties, fines and actual attorneys' fees and costs) arising in connection with or out of such negligent acts or omissions or such willful misconduct. In case of any action or proceeding brought by reason of any such claim, the Landlord, upon notice from the Tenant, hereby agrees, subject to the provisions of subsection 7.8, to defend the same at the Landlord's expense. Further, the Tenant's agreement to indemnify and hold the Landlord harmless pursuant to this Lease and the agreement by the Landlord to indemnify and hold the Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by the Landlord or the Tenant, respectively, pursuant to the provisions of this Lease, to the extent that such policies cover the results of such negligence or omissions or such willful misconduct. If either party breaches this Lease by its failure to carry required insurance, such failure shall automatically be deemed to be the covenant and agreement by the Landlord or the Tenant, respectively, to self-insure such required coverage. Each party's indemnification obligations under this Lease shall not be limited to the amount of insurance coverage carried by such party hereunder.

          7.5. Landlord Not Responsible for Acts of Others.  Unless due to the
               -------------------------------------------
negligence or fault of the Landlord, the Landlord shall not be responsible or liable to the Tenant, or to those claiming by, through or under the Tenant, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying or using space adjoining the Premises or any part of the premises adjacent to or connecting with the Premises or any other part of the Building or the Property, or for any loss or damage resulting to the Tenant (or those claiming by, through or under the Tenant) or its or their property, from
(a) the breaking, bursting, stoppage or leaking of electrical cable and/or wires, or water, gas, sewer or steam pipes, (b) falling plaster, or (c) dampness, water, rain or snow in any part of the Building. Except as otherwise set forth in this Lease, the Tenant agrees to use and occupy the Premises, and to use such other portions of the Property as the Tenant is herein given the right to use, at the Tenant's own risk.

          7.6. Landlord's Insurance.  During the Term, the Landlord shall
               --------------------
maintain, in amounts comparable to those maintained by Comparable Landlords, (a) insurance on the Property against loss or damage by fire and all of the hazards included in the extended coverage endorsement, (b) comprehensive liability and property damage insurance with respect to the Common Areas, against claims for personal injury or death, or property damage suffered by others occurring in, on or about the Property, and (c) any other insurance, in such form and in such amounts as are deemed reasonable by the Landlord and as are maintained by Comparable Landlords, including, without limitation, rent continuation and business interruption insurance, theft insurance and workers' compensation, and boiler and machinery insurance. The costs and expenses of any and all insurance carried by the Landlord pursuant to the provisions of this subsection 6.6 shall be deemed a part of Operating Costs.

          7.7. Increase in Insurance Premiums. The Tenant shall not do or suffer
               ------------------------------
to be done, or keep or suffer to be kept, anything in, upon or about the Premises, the Building or the Property which will contravene the Landlord's policies of hazard or liability insurance or which will prevent the Landlord from procuring such policies from companies acceptable to the Landlord. If anything done, omitted to be done, or suffered by the Tenant to be kept in, upon or about the Premises, the Building or the Property shall cause the rate of fire or other insurance on the Premises, the Building or the Property to be increased beyond the minimum rate from time to time applicable to the Premises or to any such other property for the use or uses made thereof, the Tenant shall pay to the Landlord, as Additional Rent, the amount of any such increase upon the Landlord's demand therefor.

          7.8. Waiver of Right of Recovery.  To the extent that any loss or
               ---------------------------
damage to the Premises, the Building the Property, any building, structure or other tangible property, or resulting loss of income, or losses under workers' compensation laws and benefits, are covered by insurance, neither party shall be liable to the other party or to any insurance company insuring the other party (by way of subrogation or otherwise), even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees. In the event that such waiver of subrogation shall not be available to either party except through the payment of additional premium therefor, the party requesting the waiver shall pay such additional premium.

     8.  SERVICES AND UTILITIES.  The Landlord shall provide the following
         ----------------------
services and utilities on all days except Saturdays, Sundays, and federal and state holidays, unless otherwise stated below:


          (a) nightly janitorial services Monday through Friday in and about the Premises, which shall include those services set forth on Exhibit B;
                                                          ---------

          (b) intentionally omitted;

          (c) when necessary during normal business hours, chilled water and hot water for central heating (at a temperature not lower than 68 degrees F when the outside dry bulb temperature is not lower than 32 degrees F) and air conditioning (at a temperature not higher than 76 degrees F when the outside dry bulb temperature is not higher than 95 degrees F;

          (d) at least two (2) elevators at all times (if the Building contains an elevator), to be used in common with other tenants;

          (e) restroom facilities and necessary lavatory supplies, including hot and cold running water at the points of supply, as provided for general use of all tenants in the Building; and

          (f) window washing at least two times per year.

          With respect to subsection (c) above, "normal business hours" shall be deemed to mean the periods from7:30 a.m. until 6:30 p.m. on business days (Monday through Friday) and from 8:00 a.m. until 1:00 p.m. on Saturdays. The following additional provisions shall apply to electrical and heating, ventilation and air conditioning services to the Premises:

          Electrical Service. The Landlord shall install, at Tenant's expense,
          ------------------
submeters to measure the electrical service supplied to the Premises. The Tenant shall pay to the Landlord as Additional Rent, within ten (10) days after Landlord's delivery of an invoice therefor with a copy of the utility bill, the cost of such submetered electrical service at the actual rates (including taxes and associated charges) assessed by the public utility serving the Building. Such invoices from Landlord shall be rendered not more often than monthly.

          HVAC Costs. Notwithstanding that Landlord shall provide chilled water
          ----------
and hot water to the Premises during normal business hours (as defined above) for central air conditioning and heating purposes ("HVAC Service") pursuant to Subsection (c) above, Landlord and Tenant acknowledge that the HVAC Service to the Premises is supplied by chiller/boiler equipment which supplies HVAC Service to both the Premises and to other premises in the Building (collectively, the "HVAC Service Area"). The HVAC Service shall not include the cost of electrical service to operate the air handlers located in the Premises; which cost of electrical service shall be paid solely by Tenant pursuant to the foregoing provisions of this Section 8. The Landlord shall install, at Tenant's sole cost, such submeters as are necessary to measure the cost of electricity used to generate the HVAC Service (the "HVAC Cost"). The Tenant shall pay to the Landlord as Additional Rent, within ten (10) days after Landlord's delivery of an invoice therefor, Tenant's Proportionate Share of the HVAC Cost at the actual rates (including taxes and associated charges) charged by the public utility serving the Building.

          After Hours HVAC Costs. The Tenant shall have the right to obtain HVAC
          ----------------------
Service at times other than during normal business hours provided the Tenant notifies the Landlord of its desire therefor a reasonable time before such service is needed. The Tenant shall pay to the Landlord as Additional Rent, within ten (10) days after Landlord's delivery of an invoice therefor, Tenant's proportionate share (as hereinafter defined) of the HVAC Cost of such after hours service at the actual rates (including taxes and associated charges) charged by the public utility serving the Building. For purposes of this subsection only, "Tenant's proportionate share" shall be computed by multiplying the HVAC Cost for after hour service for the period in question by a fraction, the numerator of which shall be the rentable area of the Premises, and the denominator of which shall be the aggregate of: (a) the rentable area of the Premises; (b) the rentable area of any other tenant of space in the HVAC Service Area which has requested after hours HVAC Service for the period in question; and (c) the rentable square footage of any other tenant of space in the HVAC Service Area (regardless of whether the tenant of such space has formally requested after hours HVAC Service) which employs an after hours work shift of employees for the period in question which numbers twenty percent (20%) or more of the number of employees employed by such tenant during normal business hours for the period in question.

          Monitoring. The Landlord shall employ, at Tenant's expense, an
          ----------
independent monitoring company, which company and its attendant costs must be reasonably acceptable to Tenant, which shall monitor the HVAC Costs and which shall allocate the same between normal business hours and after hours based upon the submeters installed in accordance with the foregoing provisions.

          Except as otherwise set forth in this Lease, any failure by the Landlord to furnish any of the foregoing services or utilities, resulting from circumstances beyond the Landlord's reasonable control or from interruption of such services due to repairs or maintenance, shall not render the Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of the Tenant, nor cause an abatement of rent hereunder, nor relieve the Tenant from any of its obligations hereunder. If any public utility or governmental body shall require the Landlord or the Tenant to restrict the consumption of any utility or reduce any service for the Premises or the Building, the Landlord and the Tenant shall comply with such requirements, whether or not the services and utilities referred to in this Section 8 are thereby reduced or otherwise affected, without any liability on the part of the Landlord to the Tenant or any other person or any reduction or adjustment in rent payable hereunder. The Landlord and its agents shall be permitted reasonable access to the Premises for the purpose of installing and servicing systems within the Premises deemed necessary by the Landlord to provide the services and utilities referred to in this section 8 to the Tenant and other tenants in the Building.

          The Tenant shall not install or use on the Premises any electrical equipment, appliance or machine which requires electrical energy in excess of six (6) watts per square foot without first obtaining the Landlord's consent, which consent may be withheld in the Landlord's sole discretion. If the Landlord does consent to the installation of any such equipment, appliance or machine requiring electrical energy in excess of six (6) watts per square foot, then the Tenant shall pay any and all additional costs incurred by the Landlord as a result of the use of the same.

          Landlord shall not be liable in damages or otherwise if any utilities become unavailable from any public utility company, public authority or any other person or entity

(including Landlord) supplying or distributing such utility, or for any interruption in any utility service caused by the making of any necessary repairs or improvements, or by any cause beyond Landlord's reasonable control.

          In the event the Premises are untenantable or the Tenant is prevented from using and does not use the Premises or any portion thereof for six (6) consecutive business days or ten (10) business days in any thirty (30) day period ("Eligibility Period"), as a result of any failure of the Landlord to provide services or access (except in the event of a casualty including, but not limited to, fire, flood, heavy rain, hail, earthquake, explosion, war, riot, and the like) to the Premises, then Rent shall be abated or reduced, as the case may be, during the period which the Premises (or a portion thereof) are untenantable as a result of the foregoing, in the proportion that the rentable area of the untenantable portion of the Premises bears to the total rentable area of the Premises. However, in the event that, as a result of the foregoing, a portion of the Premises is untenantable or the Tenant is prevented from conducting its business for a period of time exceeding the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow the Tenant to effectively conduct its business herein, then during the period in which the Tenant is so prevented from effectively conducting its business therein, Rent for the entire Premises shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion bears to the total rentable area of the Premises, shall be payable by the Tenant from the date such business operations commence. Notwithstanding any provision of this paragraph to the contrary, if fifty percent (50%) or more of the Premises is untenantable for more than seventy (70) consecutive business days after notice thereof by the Tenant to the Landlord due to the Landlord's failure to provide services to the Premises and within ten (10) days after the end of such 70 business-day period the Landlord fails to provide the Tenant with a good faith, reasonable assurance that such services will be restored within one (1) month after the date of the Tenant's notice of such loss of services, the Tenant may terminate this Lease upon ten
(10) days' notice to the Landlord, given at any time within ninety (90) days following the Tenant's notice of such loss of service. In the event that this Lease is not canceled and the Landlord fails to restore the Premises to a tenantable condition within such one-month period, the Tenant may cancel this Lease upon thirty (30) days' advance written notice to the Landlord.

     9.  REPAIRS AND MAINTENANCE.
         -----------------------

          9.1. Landlord's Duty to Maintain Structure.  The Landlord shall
               -------------------------------------
maintain or cause to be maintained in good and safe operating condition, consistent with comparable office buildings in Hunt Valley, Maryland, the structure of the Building, the plumbing, electrical, mechanical and HVAC systems of the Building, the Common Areas and the remainder of the Property, and shall be responsible for structural repairs to the exterior walls, load bearing elements, foundations, roofs, structural columns and structural floors with respect thereto, and the Landlord shall make all required repairs thereto, provided, however, that if the necessity for such repairs shall have arisen from the willful misconduct of the Tenant, its agents, officers, employees, invitees or contractors, or by any wrongful use of the Premises by the Tenant, then the Landlord may collect the cost of such repairs, as Additional Rent, upon demand.

          9.2. Tenant's Duty to Maintain Premises.
               ----------------------------------

               9.2.1. Except as provided in subsection 9.1, the Tenant shall keep and maintain the Premises and all fixtures, equipment, light fixtures and bulbs, doors (including, but not limited to, entrance doors, patio doors and balcony doors), door hardware, carpeting, floor and wall tiles, window and door glass, security systems, ventilation fans, window and door treatments (including, but not limited to, blinds, shades, screens and curtains), plumbing fixtures and drains, ceiling tiles and grids, counters, shelving, light switches, base cove and moldings, locks, bathroom and kitchen equipment and appliances (including, but not limited to, tissue dispensers, handrails, mirrors, cabinets, disposals, dishwashers, sinks, faucets, drinking fountains and water purifiers) located therein in a good, safe and clean condition consistent with the operation of comparable office buildings in Hunt Valley, Maryland, and in compliance with all legal requirements with respect thereto. Except as provided in subsection 9.1, all injury, breakage and damage to the Premises (and to any other part of the Building and/or the Property, if caused by any willful misconduct of the Tenant, its agents, concessionaires, officers, employees, licensees, invitees or contractors) shall be repaired or replaced by the Tenant at its expense. Upon request by the Tenant, Landlord shall repair or maintain any of the items listed in this subsection 9.2.1, and the Tenant shall pay all costs and expenses in connection with the Landlord's repair or maintenance services, including, but not limited to, wages, materials and mileage reimbursement.

               9.2.2. Subject to Landlord's obligation to provide the services described in Section 8, the Tenant shall keep the Premises in a neat, clean and orderly appearance to a standard of cleanliness reasonably satisfactory to the Landlord. The Tenant shall use commercially reasonable efforts to maintain the Premises free of all pests. The Tenant shall (a) surrender the Premises at the expiration of the Term or at such other time as the Tenant may vacate the Premises in as good condition as when received, except for (i) ordinary wear and tear, (ii) damage by casualty (other than such damage by casualty which is caused, by the willful misconduct of the Tenant, its agents, officers, employees or contractors and which is not wholly covered by the Landlord's hazard insurance policy), or (iii) acts of God, and (b) take care not to overload the electrical wiring serving the Premises or located within the Premises.

          9.3. Tenant's Self-Help.  If the Tenant provides notice to the
               ------------------
Landlord of an event or circumstance which requires the action of the Landlord in accordance with the terms of this Lease, and the Landlord fails to commence such action within a reasonable period of time, given the circumstances, after the receipt of such notice, but in no event earlier than twenty (20) days after receipt of such notice, then the Tenant may, after giving the Landlord a second notice and ten (10) days to cure (except in an emergency in which no second notice is necessary), proceed to take the required action, and if such action was required under the terms of this Lease to be taken by the Landlord, the Tenant shall be entitled to prompt reimbursement by the Landlord for the Tenant's costs and expenses in taking such action. In the event the Tenant takes such action, and such work will affect the Building's life safety system, heating, ventilation and air conditioning systems or elevator systems, the Tenant shall use only those contractors used by the Landlord in the Building for work on such systems. The Tenant may proceed to claim a default by the Landlord or, if elected by either the Landlord or the Tenant, the matter shall proceed to resolution by the selection of an arbitrator (in accordance with subsection 17.6) to resolve the dispute.

     10.  IMPROVEMENTS.
          ------------

          10.1.  By Tenant.  The Landlord will pay the Tenant for the cost of
                 ---------
the Tenant Improvements up to an amount equal to the product obtained by multiplying the number of square feet in the Premises by $12.50 per square foot
                                                          -----
(the "Allowance").  For example, if the Premises contained 98,761 square feet,
                                                           ------
the Landlord will pay the Tenant the sum of $1,234,512.50.  If the costs of
                                             ------------
these improvements exceed the Allowance, it is the Tenant's responsibility to pay for those costs. The Landlord's Mortgagee shall have the right to inspect the construction of the Tenant Improvements at such stages of completion as said Mortgagee deems appropriate. Within thirty (30) days after the Tenant completes the construction of Tenant Improvements, Tenant shall submit to the Landlord:
(a) a written representation that all bills for labor and materials with respect to all work done in connection with the Tenant Improvements have been paid in full; and (b) copies of paid receipts and, if requested, lien waivers for such labor and materials, and thereafter, within five (5) days after receipt thereof from Landlord's Mortgagee, the Landlord shall send to the Tenant a check made payable to the order of the Tenant in the amount equal to the documented cost of the Tenant Improvements up to the amount of the Allowance. Notwithstanding the foregoing, failure of the Mortgagee to fund the Allowance shall not relieve Landlord from its obligation to pay the Allowance to Tenant. The Tenant will obtain Landlord's approval of such improvements as set forth in subsection 10.3 below. Notwithstanding anything to the contrary contained in this Lease, the Landlord shall not be required to make any initial improvements to the Premises. Notwithstanding anything to the contrary contained in this Lease, the Tenant shall make a list of all doors, partitions, fixtures and other usable equipment that it will not be using in the Premises, and shall provide such list to the Landlord before the Rent Commencement Date (Fifth Floor). The Landlord shall have the right, but not the obligation, to keep and remove any or all of such items, which shall then be deemed to be the property of the Landlord. Any such items that the Landlord elects not to possess shall belong to the Tenant, and the Tenant shall be responsible for properly disposing of the same.

          10.2.  Lobby Renovations. Tenant shall have the right to renovate the
                 -----------------
Building lobby at its sole cost. Plans for the proposed lobby renovation shall be submitted by the Tenant to the Landlord prior to construction for Landlord's review and approval which shall not be unreasonably withheld. All such renovations shall be conducted in a manner designed to minimize interference with the activities of other tenants in the Building. Tenant shall be permitted to provide a lobby attendant at its sole cost. Tenant shall have the right to solicit voluntary proportionate contributions from the other tenants of the Building.

          10.3.  Landlord Approval. The Tenant shall not make any alteration,
                 -----------------
improvement or addition (collectively "Alterations") to the Premises without first (a) presenting to the Landlord plans and specifications therefor and obtaining the Landlord's written consent thereto (which shall not, in the case of (i) non-structural interior Alterations, or (ii) Alterations which would not affect any electrical, mechanical, plumbing or other Building systems, be unreasonably withheld so long as such Alterations will not violate applicable law or the provisions of this Lease, or impair the value of the Premises, the Building or the rest of the Property or be visible from the exterior of the Building) and
(b) obtaining any and all governmental permits or approvals for such Alterations, which are required by applicable law; provided, that (i) any and all contractors or workmen performing such Alterations must first be approved by the Landlord, which approval shall not be unreasonably withheld or delayed, (ii) all work is performed in a good and workmanlike manner in compliance with all applicable codes, rules, regulations and ordinances, and (iii) if the Landlord, upon approving the plans and specifications for the Alterations, advises the Tenant in writing that the Alterations must be removed later, the Tenant shall restore the Premises to its condition immediately before such Alterations were made, by not later than the date on which the Tenant vacates the Premises or the Termination Date, whichever is earlier. Notwithstanding the foregoing sentence to the contrary, the Tenant shall not be required to obtain the consent of the Landlord with respect to any Alterations whose costs will not exceed $15,000 in the aggregate. The Tenant, at its own expense, shall repair promptly any damage to the Building caused by bringing therein any property for its use, or by the installation or removal of such property, regardless of fault or by whom such damage is caused. As a condition for approving any Alterations on the Premises by the Tenant, the Landlord shall have the right to require the Tenant, or the Tenant's contractor, to furnish a bond in an amount equal to the estimated cost of construction with a corporate surety approved by the Landlord for (i) completion of the construction and (ii) indemnification of the Landlord and the Tenant, as their interests may appear, against liens for labor and materials, which bond shall be furnished before any work has begun or any materials are delivered.

          10.4.  Acceptance of Possession. The Tenant shall for all purposes of
                 ------------------------
this Lease be deemed to have accepted the Premises and the Building and to have acknowledged them to be in the condition called for hereunder except with respect to those defects of which the Tenant notifies the Landlord within sixty
(60) days after the Rent Commencement Date (Fifth Floor).

          10.5.  Fixtures. Any and all improvements, repairs, alterations and
                 --------
all other property attached to, used in connection with or otherwise installed within the Premises by the Landlord or the Tenant shall become the Landlord's property, without payment therefor by the Landlord, immediately on the completion of their installation; provided that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises, the Building or the Property generally) and not part of the Building Service Equipment shall remain the Tenant's property; but further provided that if any leasehold improvements made by the Tenant replaced any part of the Premises, such leasehold improvements that replaced any part of the Premises shall be and remain the Landlord's property.

     11.  LANDLORD'S RIGHT OF ENTRY.  The Landlord and its authorized
          -------------------------
representatives shall be entitled to enter the Premises at any reasonable time during the Tenant's usual business hours, after giving the Tenant at least twenty-four (24) hours' oral or written notice thereof, (a) to inspect the Premises, (b) to exhibit the Premises (i) to any existing or prospective purchaser or Mortgagee thereof, or (ii) during the final six (6) months of the Term, to any prospective tenant thereof, provided that in doing so the Landlord and each such invitee observes all reasonable safety standards and procedures which the Tenant may require, and (c) to make any repair thereto and/or to take any other action therein which the Landlord is permitted to take by this Lease or applicable law (provided, that in any situation in which, due to an emergency or otherwise, the Landlord reasonably believes the physical condition of the Premises, the Building or any part of the Property would be unreasonably jeopardized unless the Landlord were to take such action immediately, the Landlord shall not be required to give such notice to the Tenant and may enter the same at any time). Nothing in this section shall be deemed to impose any duty on the Landlord to make any such repair or take any such action, and the Landlord's performance thereof shall not constitute a waiver of the Landlord's right hereunder to have the Tenant perform such work. Except as otherwise specifically set forth in this Lease, the Landlord shall not in any event be liable to the Tenant for any inconvenience, annoyance, disturbance, loss of business or other damage sustained by the Tenant by reason of the making of such repairs, the taking of such action or the bringing of materials, supplies and equipment upon the Premises during the course thereof, and the Tenant's obligations under this Lease shall not be affected thereby.

     12.  DAMAGE OR DESTRUCTION.
          ---------------------

          12.1.     Landlord's Option to Terminate. If during the Term either
                    ------------------------------
the Premises or any portion of the Building are substantially (meaning more than 33% of the floor area of either) damaged or destroyed by fire or other casualty, the Landlord shall have the option (which it may exercise by giving written notice thereof to the Tenant within ninety (90) days after the date on which such damage or destruction occurs) to terminate this Lease as of the date specified in such notice (which date shall not be earlier than the thirtieth
(30th) day after such notice is given). On such termination, the Tenant shall pay to the Landlord all Base Rent, Additional Rent and other sums and charges payable by the Tenant hereunder and accrued through such date (as justly apportioned to the date of such termination). If the Landlord does not terminate this Lease pursuant to this section, the Landlord shall notify Tenant in writing of the reasonably anticipated date of restoration completion and shall restore the Premises as soon thereafter as is reasonably possible to their condition on the date of completion of the Landlord's work, taking into account any delay experienced by the Landlord in recovering the proceeds of any insurance policy payable on account of such damage or destruction and in obtaining any necessary permits. Until the Premises are so repaired, the Base Rent (and each installment thereof) and the Additional Rent shall abate in proportion to the floor area of so much, if any, of the Premises as is rendered substantially unusable by the Tenant by such damage or destruction.

          12.2.     No Termination of Lease.  Except as is otherwise expressly
                    -----------------------
permitted by subsection 12.1, no total or partial (meaning less than 33% of the floor area) damage to or destruction of any or all of the Premises shall entitle either party hereto to surrender or terminate this Lease, or shall relieve the Tenant from its liability hereunder to pay the Base Rent, any Additional Rent and all other sums and charges which are otherwise payable by the Tenant hereunder, or from any of its other obligations hereunder, and the Tenant hereby waives any right now or hereafter conferred upon it by statute or otherwise, on account of any such damage or destruction, to surrender this Lease, to quit or surrender any or all of the Premises, or to have any suspension, diminution, abatement or reduction of the Base Rent or any Additional Rent or other sum payable by the Tenant hereunder.

          12.3.  Tenant's Option to Terminate. If during the Term the Premises
                 ----------------------------
or Building are damaged or destroyed and the same (a) cannot reasonably be repaired within six (6) months after the date of casualty or (b) is not in fact repaired within six (6) months after the date of the casualty, the Tenant shall have the right to terminate this Lease by notifying the Landlord thereof within thirty (30) days after Landlord's notice to Tenant of the date of anticipated completion in case of clause (a) or within thirty (30) days after the expiration of such six-month period in the case of clause (b), in which event this Lease shall terminate at the end of the month after which such termination notice was given and the Tenant shall pay all Rent through the date of termination.

     13.  CONDEMNATION.
          ------------

          13.1.  Termination of Lease. If any or all of the Premises and/or of
                 --------------------
that portion of the Property underlying the Premises is taken by the exercise of any power of eminent domain or is conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is herein referred to as a "Condemnation"), this Lease shall terminate on the date on which the title to so much of the Premises as is the subject of such Condemnation vests in the condemning authority, unless the parties hereto otherwise agree in writing. If all or any substantial portion of the Building or the Property is taken or conveyed in a Condemnation, the Landlord shall be entitled, by giving written notice thereof to the Tenant, to terminate this Lease on the date on which the title to so much thereof as is the subject of such Condemnation vests in the condemning authority. If this Lease is not terminated pursuant to this subsection, the Landlord shall restore any of the Premises damaged by such Condemnation substantially to its condition immediately before such Condemnation, within six (6) months after the Landlord's receipt of the proceeds of such Condemnation as is reasonably possible under the circumstances.

          13.2.  Condemnation Proceeds.  Regardless of whether this Lease is
                 ---------------------
terminated under this section, the Tenant shall have no right in any such Condemnation to make any claim on account thereof against the condemning authority, except that the Tenant may make a separate claim for the Tenant's moving expenses and the value of the Tenant's trade fixtures, provided that such claim does not reduce the sums otherwise payable by the condemning authority to the Landlord. Except as aforesaid, the Tenant hereby (a) waives all claims which it may have against the Landlord or such condemning authority by virtue of such Condemnation, and (b) assigns to the Landlord all such claims (including but not limited to all claims for leasehold damages or diminution in value of the Tenant's leasehold interest hereunder). Notwithstanding the foregoing to the contrary, the Tenant may file a separate claim for moving expenses, increased rental costs and the like.

          13.3.  Effect on Rent.  If this Lease is terminated under this
                 --------------
section, any Base Rent, any Additional Rent and all other sums and charges required to paid by the Tenant hereunder shall be apportioned and paid to the date of such termination. If this Lease is not so terminated in the event of a Condemnation, the Base Rent (and each installment thereof) and the Additional Rent shall be abated from the date on which the title to so much, if any, of the Premises as is the subject of such Condemnation vests in the condemning authority, through the Termination Date, in proportion to the floor area of such portion of the Premises as is the subject of such Condemnation. If this Lease is not so terminated in the event of a Condemnation, but Tenant's use of the Premises is denied in whole or part during a period of restoration, then until the Tenant is permitted full use of such portion of the Premises the Base Rent (and each installment thereof) and the Additional Rent shall abate in proportion to the floor area of so much, if any, of the Premises as is rendered substantially unusable by the Tenant by such restoration activity.

          13.4.     No Termination of Lease.  Except as otherwise expressly
                    -----------------------
provided in this section, no total or partial Condemnation shall entitle either party hereto to surrender or terminate this Lease, or shall relieve the Tenant from its liability hereunder to pay in full the Base Rent, any Additional Rent and all other sums and charges which are otherwise payable by the Tenant hereunder, or from any of its other obligations hereunder.

     14.  ASSIGNMENT AND SUBLETTING.
          -------------------------


          14.1.     Landlord's Consent Required. The Tenant shall not assign
                    ---------------------------
this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, nor otherwise permit any other person to occupy or use any portion of the Premises (collectively, a "Transfer"), without in each instance first obtaining the written consent of the Landlord, which consent may be withheld in Landlord's sole discretion. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of the Tenant's corporate or proprietary structure, or an assignment or subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency or other similar proceedings. Consent by the Landlord to any assignment, subletting, licensing or other transfer shall not (i) constitute a waiver of the requirement for such consent to any subsequent assignment, subletting, licensing or other Transfer, or (ii) relieve the Tenant from its duties, responsibilities and obligations under this Lease. Notwithstanding anything to the contrary in subsections 14.1 or 14.2, the Landlord shall not unreasonably withhold its consent to a Transfer provided that (i) such assignee or sublessee continues to operate the business in the Premises in accordance with the permitted use and pursuant to all of the terms and provisions of this Lease, (ii) the Tenant continues to remain liable for the performance of all of the Tenant's obligations under this Lease, including the payment of Rent, and
(iii) the Tenant is not in default (beyond applicable cure periods, if any) of any of the terms or provisions of this Lease on the effective date of such assignment or subletting. Notwithstanding any provision of this Lease to the contrary, the Tenant shall have the right to assign all or any portion of the Premises to (i) an entity resulting from a merger or a consolidation with the Tenant or any organization purchasing substantially all of the Tenant's assets,
(ii) any entity succeeding to substantially all of the business and assets of the Tenant, or (iii) any corporation which controls, is controlled by, or is under common control with, the Tenant ((i), (ii) and (iii) hereafter referred to as "Affiliate Assignee(s)"), without first obtaining the Landlord's consent; provided, however, the Tenant shall continue to remain liable for all of the tenant's obligations under this Lease; and provided, further, the Tenant shall give the Landlord prompt notice of any such assignment. No assignment to an Affiliate Assignee shall relieve the Tenant from any obligation under this Lease if Tenant is the surviving entity or otherwise continues to exist.

          14.2.     Intentionally Deleted.

          14.3.     Acceptance of Rent from Transferee.  The acceptance by the
                    ----------------------------------
Landlord of the payment of Rent from any person following any act, assignment or other Transfer prohibited by this section shall not constitute a consent to such act, assignment or other Transfer, nor shall the same be deemed to be a waiver of any right or remedy of the Landlord's hereunder.

          14.4.     Conditions of Consent.
                    ---------------------

                    14.4.1. If the Tenant receives consent to a Transfer under subsection 14.1 above, then, in addition to any other terms and conditions imposed by the Landlord in the giving of such consent, the Tenant and the transferee shall execute and deliver, on demand, an agreement prepared by the Landlord providing that the transferee shall be directly bound to the Landlord to perform all obligations of the Tenant hereunder; acknowledging and agreeing that there shall be no subsequent Transfer of this Lease or of the Premises or of any interest therein without the prior consent of the Landlord pursuant to subsection 14.1 above; acknowledging that the Tenant as originally named herein shall remain fully liable for all obligations of the tenant hereunder, including the obligation to pay all Rent provided herein.

                    14.4.2. All reasonable costs incurred by the Landlord in connection with any request for consent to a Transfer (which shall not exceed $500), including costs of investigation and the fees of the Landlord's counsel, shall be paid by the Tenant on demand as a further condition of any consent which may be given.

          14.5.     Profits from Use or Transfer.
                    ----------------------------

                    14.5.1. Neither the Tenant nor any other person having an interest in the use, occupancy or other utilization of space in the Premises shall enter into any lease, sublease, license, concession or other Transfer which provides for rent or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived from the Premises, and any such purported lease, sublease, license, concession or other Transfer shall be absolutely void and ineffective as a conveyance or creation of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

                    14.5.2. The Tenant agrees that in the event of a sublet, assignment, or license, the Tenant shall pay the Landlord, within ten (10) days after receipt thereof, fifty percent (50%) of the excess of (i) all amounts received by the Tenant or payable to the Tenant in connection with or arising out of such Transfer, after the Tenant has deducted all of its reasonable expenses related to such Transfer, over (ii) all amounts otherwise payable by the Tenant to the Landlord pursuant to this Lease.

     15.  RULES AND REGULATIONS.  The Landlord shall have the right to
          ---------------------
prescribe, at its sole discretion, reasonable rules and regulations (the "Rules and Regulations") having uniform applicability to all tenants of the Property (subject to their respective leases) and governing their use and enjoyment of the Property; provided, that the Rules and Regulations shall not unreasonably interfere with the Tenant's use and enjoyment of the Premises in accordance with this Lease for the purposes listed in subsection
6.1. The Rules and Regulations may govern, without limitation, the use of sound apparatus, noise or vibrations emanating from machinery or equipment, obnoxious fumes and/or odors, the parking of vehicles, lighting and storage and disposal of trash and garbage. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit C. The Landlord shall have the right to amend the Rules and
          ---------
Regulations from time to time, provided that any such amendments do not impose any additional costs to the Tenant, increase any existing costs to the Tenant, or interfere with the Tenant's use and enjoyment of the Premises. The Landlord shall enforce the Rules and Regulations in a nondiscriminatory manner.

     16.  SUBORDINATION AND ATTORNMENT.
          ----------------------------

          16.1.     Subordination.

                    16.1.1. Unless a Mortgagee otherwise shall elect as provided in subsection 16.2, the Tenant's rights under this Lease are and shall remain subject and subordinate to the operation and effect of any mortgage, deed of trust or other security instrument constituting a lien upon the Premises, and/or the Property, whether the same shall be in existence on the date hereof or created hereafter (any such lease, mortgage, deed of trust or other security instrument being referred to herein as a "Mortgage," and the party or parties having the benefit of the same, whether as beneficiary, trustee or noteholder, being referred to hereinafter collectively as "Mortgagee"). The Tenant's acknowledgment and agreement of subordination as provided for in this section is self-operative and no further instrument of subordination shall be required; however, the Tenant shall execute, within ten (10) business days after request therefor, a document providing for such further assurance thereof and for such other matters as may be requested from time to time by the Landlord or any Mortgagee, which matters may include, without limitation, an additional ten (10) day cure period for the Mortgagee after receiving written notice of the Landlord's default hereunder, and a prohibition on further lease amendments without the Mortgagee's prior written consent; provided that Tenant shall have no obligation to enter into any agreement that otherwise changes any material terms or conditions of this Lease.

                    16.1.2. The Landlord hereby directs the Tenant, upon (i) the occurrence of any event of default by the Landlord, as mortgagor under any Mortgage, (ii) the receipt by the Tenant of a notice of the occurrence of such event of default under such Mortgage from the Landlord or such Mortgagee, and
(iii) a direction by the Mortgagee under such Mortgage to the Tenant to pay all Rent thereafter to such Mortgagee, to make such payment to such Mortgagee, and the Landlord agrees that in the event that the Tenant makes such payments to such Mortgagee, as aforesaid, the Tenant shall not be liable to the Landlord for the same. The Tenant shall be entitled to rely on such notice from the Mortgagee without any obligation by the Tenant to investigate the accuracy of any information contained in such notice.

          16.2.     Mortgagee's Unilateral Subordination. If a Mortgagee shall
                    ------------------------------------
so elect by notice to the Tenant or by the recording of a unilateral declaration of subordination, this Lease and the Tenant's rights hereunder shall be superior and prior in right to the Mortgage of which such Mortgagee has the benefit, with the same force and effect as if this Lease had been executed, delivered and recorded prior to the execution, delivery and recording of such Mortgage, subject, nevertheless, to such conditions as may be set forth in any such notice or declaration and the terms of this Lease.

          16.3.     Attornment. If any Person shall succeed to all or any part
                    ----------
of the Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if such successor-in-interest requests in writing or requires, the Tenant shall attorn to such successor-in-interest and shall execute within ten (10) business days after receipt thereof an agreement in confirmation of such attornment in a form as may be reasonably requested by such successor-in-interest. Failure to respond within such (10) business day period shall be deemed to be a confirmation by the Tenant of the facts and matters set forth therein.

          16.4.     Non-Disturbance. The Landlord hereby agrees that the
                    ---------------
Landlord shall use best efforts to provide the Tenant within forty-five (45) days after the execution of this Lease with commercially reasonable non-disturbance agreements from any ground lessors, mortgage holders or lien holders of the Landlord now in existence in the form attached to this Lease as Exhibit
E. In addition, the Landlord will provide the Tenant with such agreements as soon as reasonably possible from ground lessors, mortgage holders or lien holders of the Landlord who later come into existence during the Term. Subordination of this Lease to any Mortgage pursuant to subsection 16.1 is conditioned upon Tenant's receipt of a non-disturbance agreement in substantially the form attached to this Lease as Exhibit E. The Landlord agrees that the non-disturbance agreements to be provided hereunder shall not materially change or adversely affect the Tenant's rights under this Lease.

     17.  DEFAULTS AND REMEDIES.
          ---------------------

          17.1.     "Event of Default" Defined. Any one or more of the following
                     -------------------------
events shall constitute a default under the terms of this Lease ("Event of Default"):

                    (a) the failure of the Tenant to pay any Rent or other sum of money due hereunder to the Landlord or any other person within ten (10) days after the same is due; provided, however, that the first two (2) such failures to pay in any 12-month period shall not be an Event of Default until the Landlord has given the Tenant ten (10) days' advance notice (which may be in the form of a late notice) of the same and the Tenant fails to pay such Rent within such 10-day period;

                    (b) the sale of the Tenant's interest in the Premises under attachment, execution or similar legal process without the Landlord's prior written approval;

                    (c) the filing of a petition proposing the adjudication of the Tenant as a bankrupt or insolvent, or the reorganization of the Tenant, or an arrangement by the Tenant with its creditors, whether pursuant to the Federal Bankruptcy Act or any similar federal or state proceeding, unless such petition is filed by a party other than the Tenant and is withdrawn or dismissed within sixty (60) days after the date of its filing;

                    (d) the admission in writing by the Tenant of its inability to pay its debts when due;

                    (e) the appointment of a receiver or trustee for the business or property of the Tenant, unless such appointment is vacated within sixty (60) days of its entry;

                    (f) the making by the Tenant of an assignment for the benefit of its creditors; or

                    (g) a default by the Tenant in the performance or observance of any covenant or agreement of this Lease to be performed or observed by the Tenant (other than as set forth in clauses (a) through (f) above), which default is not cured within thirty (30) days after the giving of written notice thereof by the Landlord, unless such default is of such nature that it cannot be cured within such 30-day period, in which event an Event of Default shall not be deemed to have occurred if the Tenant institutes a cure within the 30-day period and thereafter diligently and continuously prosecutes the curing of the same until completion; provided, however, that if the Tenant defaults in the performance of any such covenant or agreement more than two (2) times during the Term, then notwithstanding that such defaults have each been cured by the Tenant, any further defaults shall be deemed an Event of Default without the ability to cure.

          17.2.     Landlord's Remedies.  Upon the occurrence of an Event of
                    -------------------
Default, the Landlord, without notice to the Tenant in any instance (except where expressly provided for below), may do any one or more of the following:

                    (a) perform, on behalf and at the expense of the Tenant, any obligation of the Tenant under this Lease which the Tenant has failed to perform beyond any applicable grace or cure periods and of which the Landlord shall have given the Tenant notice (except in an emergency situation in which no notice is required), the cost of which performance by the Landlord, together with interest thereon at the rate of fifteen percent (15%) per annum from the date of such expenditure, shall be deemed Additional Rent and shall be payable by the Tenant to the Landlord as otherwise set forth herein;

                    (b) elect to terminate this Lease and the tenancy created hereby by giving notice of such election to the Tenant without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by other performance of condition, term, agreement or covenant broken, or elect to terminate the Tenant's possessory rights and all other rights of the Tenant without terminating this Lease, and in either event, at any time thereafter without notice or demand and without any liability whatsoever, lawfully re-enter the Premises by summary proceedings or otherwise, and lawfully remove the Tenant and all other persons and property from the Premises, and store such property in a public warehouse or elsewhere at the cost and for the account of the Tenant without the Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby;

                    (c) accelerate the Rent and any other charges, whether or not stated to be Additional Rent, for the entire balance of the Term, or any part of such Rent, and any costs, whether chargeable to the Landlord or the Tenant, as if by the terms of this Lease the balance of the Rent and other charges and expenses were on that date payable in advance, in which event this Lease shall not be terminated;

                    (d) cause an attorney for the Landlord to proceed in any competent court for judgment in ejectment against the Tenant and all persons claiming under the Tenant for the recovery by the Landlord of possession of the Premises, and if for any reason after such action has been commenced it is canceled or suspended and possession of the Premises remains in or is restored to the Tenant, the Landlord shall have the right upon any subsequent default or upon the expiration or termination of this Lease, or any renewal or extension hereof, to bring one or more actions to recover possession of the Premises; and

                    (e) exercise any other legal and/or equitable right or remedy which it may have at law or in equity, including rights of specific performance and/or injunctive relief, where appropriate.

                    In any action for possession of the Premises or for monetary damages, including Termination Damages, or for the recovery of Rent due for the balance of the Term, the Landlord may cause to be filed in such action an affidavit setting forth the facts necessary to authorize the entry of judgment. If a true copy of this Lease (and of the truth of the copy, such affidavit shall be sufficient proof) must be filed in such action, it shall not be necessary to file the original, notwithstanding any law, rule of court, custom or practice to the contrary.

          17.3.     Damages.
                    -------

                    (a) If this Lease is terminated by the Landlord pursuant to subsection 17.2, the Tenant nevertheless shall remain liable for any Rent and damages which may be due or sustained prior to such termination, as well as all reasonable costs, fees and expenses, including, without limitation, sheriffs' or other officers' commissions whether chargeable to the Landlord or the Tenant, watchmen's wages, brokers' and attorneys' fees, and repair and renovation costs incurred by the Landlord in pursuit of its remedies hereunder, and/or in connection with any bankruptcy proceedings of the Tenant, and/or in connection with renting the Premises to others from time to time (all such Rent, damages, costs, fees and expenses being referred to herein as "Termination Damages"). At the election of the Landlord, Termination Damages shall be an amount equal to either:

                         (i)  the Rent which, but for the termination of this
Lease, would have become due during the remainder of the Term, less the amount or amounts of rent, if any, which the Landlord receives during such period from others to whom the Premises may be rented (other than any additional rent received by the Landlord as a result of any failure of such other person to perform any of its obligations to the Landlord), in which case Termination Damages shall be computed and payable in monthly installments, in advance, on the first business day of each calendar month following the termination of this Lease and shall continue until the date on which the Term would have expired but for such termination, and any action or suit brought to collect any such Termination Damages for any month shall not in any manner prejudice the right of the Landlord to collect any Termination Damages for any subsequent months by similar proceeding; or

                         (ii) the present worth (as of the date of such
termination) of the Rent which, but for the termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser or broker selected by the Landlord, in which case such Termination Damages shall be payable to the Landlord in one lump sum on demand, and shall bear interest at the rate of fifteen percent (15%) per annum from the date of such default. "Present worth" shall be computed by discounting such amount to present worth at a rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank of Richmond.

                    (b) Notwithstanding anything to the contrary set forth in this subsection 17.3, in the event (i) the Landlord must initiate legal action to enforce any one or more of the provisions of this Lease against the Tenant, its successors or assigns, or (ii) the Landlord must consult with and/or engage an attorney(s) in order (A) to enforce any one or more of the provisions of this Lease against the Tenant, its successors or assigns, or (B) in connection with any bankruptcy proceeding of the Tenant, whether or not such consultation and/or engagement results in the initiation of any judicial action or termination of this Lease, then and in any of such events, the Tenant, its successors and assigns, undertakes and agrees to pay any and all reasonable costs incurred by the Landlord in connection therewith, including, by way of illustration and not of limitation, all reasonable attorneys' fees (inclusive of consultation fees, research costs and correspondence fees), court costs (if awarded post-judgment) and any similar professional fees or costs associated therewith.

          17.4.     Waiver of Jury Trial.  Each party hereto hereby waives any
                    --------------------
right which it may otherwise have at law or in equity to a trial by jury in connection with any suit or proceeding at law or in equity brought by the other against the waiving party or which otherwise relates to this lease, as a result of an event of default or otherwise.

          17.5.     Default by Landlord. In the event that the Landlord shall
                    -------------------
fail to observe or perform any of the express covenants or provisions of this Lease to be observed or performed by the Landlord, and such failure shall continue for a period of thirty (30) days after written notice thereof from the Tenant to the Landlord, then the Landlord shall be in default of this Lease; provided, however, if the nature of the Landlord's failure is such that more than thirty (30) days are reasonably required for its cure, then the Landlord shall not be deemed to be in default if the Landlord shall diligently commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion. Except as otherwise expressly stated to the contrary in this Lease, in the event of a default of this Lease by the Landlord, the Tenant shall have the right to commence an action at law or in equity to force the Landlord to comply with its obligations hereunder. The Tenant shall not, however, have the right except as otherwise provided in this Lease, to withhold or offset Rent or to terminate this Lease.

          17.6.     Arbitration.  All claims and disputes asserting a breach of
                    -----------
this Lease and matters in question concerning this Lease shall be decided by arbitration, either before a neutral mediator agreeable to the parties or by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then in effect unless the parties mutually agree otherwise. This agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law by a federal or state court sitting in the location of the arbitration. Notice of demand for arbitration shall be in writing to the other party to this Lease. The demand for arbitration shall be made within a reasonable time after written notice of the claim or dispute has been given. The location of the arbitration proceedings shall be at a mutually agreed upon location in Baltimore County, Maryland. The award rendered by the arbitrator shall be final (and such award shall be the sole and exclusive remedy of the parties in connection with the claim or dispute) and judgment may be entered upon it in accordance with the applicable law in any court having jurisdiction over the location of the arbitration. The arbitrator shall award reasonable attorneys' fees and costs to the prevailing party. Notwithstanding this agreement to arbitrate all claims and disputes hereunder, the Landlord may initiate and prosecute court action for the limited purposes of seeking a warrant of restitution (in connection with a failure to pay rent action or otherwise), or ex parte, temporary or preliminary injunctive relief. All
               -- -----
information relating to or disclosed by any party in connection with such arbitration shall be treated by the parties, their representatives and the arbitrator as proprietary business information, and shall not be disclosed to anyone not involved with the arbitration without first obtaining the prior approval of the party furnishing such information.

     18.  ESTOPPEL CERTIFICATE.  The Tenant shall, without charge, at any time
          --------------------
and from time to time, within fifteen (15) business days after receipt of request therefor from the Landlord, execute, acknowledge and deliver to the Landlord, and to such Mortgagee or other party as may be designated by the Landlord, a written estoppel certificate in form and substance as may be requested from time to time by the Landlord, the other party or any Mortgagee, certifying to the other party, any Mortgagee, any purchaser of Landlord's interest in all or any part of the Property, or any other person or entity designated by the other party, as of the date of such estoppel certificate, the following: (a) whether the Tenant is in possession of the Property; (b) whether this Lease is in full force and effect; (c) whether there are any amendments to this Lease, and if so, specifying such amendments; (d) whether to Tenant's knowledge there are any then-existing setoffs or defenses against the enforcement of any rights hereunder, and if so, specifying such matters in detail; (e) the dates, if any, to which any rent or other sums due hereunder have been paid in advance and the amount of any security deposit held by the Landlord; (f) that the Tenant has no knowledge of any then-existing defaults of the Landlord under this Lease, or if there are such defaults, specifying them in detail; (g) that the Tenant has no knowledge of any event having occurred that authorized the termination of this Lease by the Tenant, or if such event has occurred, specifying it in detail; (h) the address to which notices to the Tenant should be sent; and (i) any and all other matters reasonably requested by the Landlord, any Mortgagee and/or any other person or entity designated by the Landlord, so long as such certification does not impose any additional obligations on the Tenant or decrease the Tenant's use and enjoyment of the Premises. Any such estoppel certificate may be relied upon by the person or entity to whom it is directed or by any other person or entity who could reasonably be expected to rely on it in the normal course of business. The failure of the Tenant to execute, acknowledge and deliver such a certificate in accordance with this section within twenty
(20) business days after a request therefor by the Landlord shall constitute an acknowledgment by the Tenant, which may be relied on by any person or entity who would be entitled to rely upon any such certificate, that such certificate as submitted by the requesting party to the other party is true and correct, and the requesting party is hereby authorized to so certify.

     19.  QUIET ENJOYMENT.  The Landlord hereby warrants that, so long as all of
          ---------------
the Tenant's obligations hereunder are timely performed, the Tenant will have during the Term quiet and peaceful possession of the Premises and enjoyment of such rights as the Tenant may hold hereunder to use the Common Areas, except if and to the extent that such possession and use are terminated pursuant to this Lease. The Tenant hereby acknowledges that it has examined the Premises and the Common Areas, and the present uses and nonuses thereof, if any, and that it accepts each of them in its present condition or state (except as otherwise provided in this Lease), without restriction, representation, covenant or warranty, express or implied, in fact or at law, by the Landlord or any other person, and without recourse to the Landlord, as to the title thereto, any encumbrances thereon, any appurtenances thereto, the nature, condition or usability thereof, or the uses to which any or all of the Premises may be put. The Landlord represents that it has good and marketable title to the Property.

     20.  NOTICES.  Except as may be otherwise provided in this Lease, any
          -------
notice, demand, consent, approval, request or other communication or document to be provided hereunder to the Landlord or the Tenant (a) shall be in writing, and
(b) shall be deemed to have been provided (i) two (2) days following the date sent as certified mail in the United States mails, postage prepaid, return receipt requested, (ii) on the business day following the date it is deposited prior to the close of business with FedEx or another national courier service or
(iii) on the date of hand delivery (if such party's receipt thereof is acknowledged in writing), in each case to the address of such party set forth hereinbelow or to such other address as such party may designate from time to time by notice to each other party hereto.


          If to the Landlord, notice shall be sent to:
                    Sterling York, Inc.
                    c/o Jeffrey Perelman, Esquire
                    Suite 370, Dundee Road
                    Northbrook, Illinois  60062

          with a copy to:
                    Robert P. Legg, Esquire
                    Neuberger, Quinn, Gielen, Rubin & Gibber, P.A. One South Street, 27th Floor
                    Baltimore, Maryland  21202

          If to the Tenant, notice shall be sent to:
                    Creditrust Corporation
                    7000 Security Boulevard
                    Baltimore, Maryland 21244
                    Attn: J. Barry Dumser, Esq.

          with a copy to:
                    Steven D. Shattuck, Esq.
                    Piper & Marbury L.L.P.
                    36 South Charles Street
                    Baltimore, Maryland 21201

     21.  GENERAL.
          -------

          21.1.     Effectiveness. This Lease shall become effective on and only
                    -------------
on its execution and delivery by each party hereto.

          21.2.     Complete Understanding.  This Lease and any exhibits hereto
                    ----------------------
represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior negotiations, representations, guaranties, warranties, promises, statements and agreements, either written or oral, between the parties hereto as to the same.

          21.3.     Amendment.  This Lease may be amended by and only by an
                    ---------
instrument executed and delivered by each party hereto.

          21.4.     Waiver.  No party hereto shall be deemed to have waived the
                    ------
exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance or any other such right. Without limiting the generality of the foregoing provisions of this subsection, the Landlord's receipt or acceptance of any Base Rent, Additional Rent or other sum from the Tenant or any other person shall not be deemed a waiver of the Landlord's right to enforce any of its rights hereunder on account of any default by the Tenant in performing its obligations hereunder.

          21.5.     Applicable Law. This Lease shall be given effect and
                    --------------
construed by application of the laws of Maryland, and any action or proceeding arising hereunder shall be brought in the courts of Maryland; provided, however, that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it may be brought only in the United States District Court for Maryland or any successor federal court having original jurisdiction.

          21.6.     Commissions. The parties hereto hereby acknowledge and agree
                    -----------
that, in connection with the leasing of the Premises hereunder, they have used the services of Miller Corporate Real Estate Services. Any and all commissions due such brokers shall be paid by the

Landlord in accordance with the terms and conditions set forth in a separate written agreement or agreements between the Landlord and Miller Corporate Real Estate Services. Subject to the foregoing, each party hereto hereby represents and warrants to the other that, in connection with such leasing, the party so representing and warranting has not dealt with any other real estate broker, agent or finder, and there is no other commission, charge or other compensation due on account thereof. Each party hereto shall indemnify and hold harmless the other against and from any inaccuracy in such party's representation.

          21.7.     Landlord's Liability.  No Person holding the Landlord's
                    --------------------
interest hereunder (whether or not such Person is named as the "Landlord" herein) shall have any liability hereunder after such Person ceases to hold such interest, except for any such liability accruing while such Person holds such interest. No Mortgagee not in possession of the Premises shall have any liability hereunder that arises before the Mortgagee is in possession of the Premises. Neither the Landlord nor any principal of the Landlord, whether disclosed or undisclosed, shall have any personal liability under this Lease.
If the Landlord defaults in performing any of its obligations hereunder or otherwise, the Tenant shall look solely to the Landlord's equity, interest and rights in the Property to satisfy the Tenant's remedies on account thereof. In the event the Tenant obtains a judgment against the Landlord, the Tenant may offset the amount of such judgment against any and all Rent due hereunder.

          21.8.     Disclaimer of Partnership Status. Nothing in this Lease
                    --------------------------------
shall be deemed in any way to create between the parties hereto any relationship of partnership, joint venture or association, and the parties hereto hereby disclaim the existence of any such relationship.

          21.9.     Remedies Cumulative. No reference to any specific right or
                    -------------------
remedy shall preclude the Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by the Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by the Landlord of any breach by the Tenant under this Lease or of any breach by any other tenant under any other lease of any portion of the Building shall affect or alter this Lease in any way whatsoever.

          21.10.    Severability. No determination by any court, governmental or
                    ------------
administrative body or agency or otherwise that any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other provision hereof, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall remain valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

          21.11.    Authority.  If either party is a corporation, partnership,
                    ---------
limited liability company or similar entity, the person executing this Lease on behalf of the executing party represents and warrants that (a) it is duly organized and validly existing and (b) this Lease (i) has been authorized by all necessary parties, (ii) is validly executed by an authorized officer or agent of the executing party and (iii) is binding upon and enforceable against the executing party in accordance with its terms.

          21.12.    Joint and Several Liability.  If the Tenant shall be one or
                    ---------------------------
more corporations or other entities, whether or not operating as a partnership or joint venture, then each such corporation, entity, joint venturer or partner shall be deemed to be both jointly and severally liable for the payment of the entire Rent and other payments specified herein.

          21.13.    Recordation.  Neither this Lease, nor any amendment to this
                    -----------
Lease, nor any memorandum, affidavit or other item with respect thereto shall be recorded by the Tenant or by anyone acting through, under or on behalf of the Tenant, and the recording thereof in violation of this provision shall be deemed an Event of Default. If Landlord elects to record this Lease, Landlord shall do so at Landlord's sole cost and expense, which cost may not be included in Operating Costs.

          21.14.    Time of Essence. Time shall be of the essence with respect
                    ---------------
to the performance of the parties' obligations under this Lease.

          21.15.    Interpretation. The Landlord and the Tenant hereby agree
                    --------------
that both parties were equally influential in negotiating this Lease, and each had the opportunity to seek the advice of legal counsel prior to the execution of this Lease. Therefore, the Landlord and the Tenant agree that no presumption should arise construing this Lease more unfavorably against any one party.

          21.16.    Headings.  The headings of the sections, subsections,
                    --------
paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference and shall not be considered in construing their contents.

          21.17.    Construction. As used herein, all references made (a) in the
                    ------------
neuter, masculine or feminine gender shall be deemed to have been made in all such genders; (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well; and (c) to any section, subsection, paragraph or subparagraph shall be deemed, unless otherwise expressly indicated, to have been made to such section, subsection, paragraph or subparagraph of this Lease.

          21.18.    Exhibits. Each writing or drawing referred to herein as
                    --------
being attached hereto as a schedule, an exhibit or otherwise designated herein as a schedule or an exhibit hereto is hereby made a part hereof.


          21.19.    Y2K Compliance. Any and all computerized Building systems
                    --------------
that provide services to the Premises pursuant to Section 8 shall be able to accurately process date data (including but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations.

     22. FIRST RIGHT TO LEASE. Provided that an Event of Default shall not then be outstanding, during the first thirty-six (36) full calendar months after the Rent Commencement

Date (Fifth Floor) the Tenant shall have the First Right to Lease the Lucent space located on the second floor of the Building and containing approximately 41,000 square feet of rentable area (the "Lucent Space"), if the Lucent Space becomes available to lease during said 36 month period as a result of the actual or anticipated termination or expiration of the Lucent lease. Landlord shall provide written notice to Tenant of Landlord's interest in leasing the Lucent Space. Tenant shall have five (5) business days from the date of its receipt of the notice from the Landlord to inform the Landlord, in writing, of its intent to lease the Lucent space. In the event the Tenant exercises its First Right to Lease the Lucent Space, then Landlord shall deliver the Lucent Space to Tenant in "AS-IS" condition within five (5) calendar days after the later to occur of:
(a) the date of Landlord's receipt of Tenant's notice of exercise; or (b) the date Lucent vacates the Lucent Space ("Lucent Space Commencement Date"). Upon delivery by Landlord to Tenant the Lucent Space shall be deemed to be part of the Premises and to be leased to Tenant on all the same terms and conditions as are set forth in this Lease, except that the Base Rent per square foot shall be at the then current annual rate paid by Tenant, and Tenant, in accordance with the terms of Section 10 herein, shall be given a $12.50 per square foot Tenant Improvement Allowance, subject to reduction in accordance with the following schedule: Tenant Improvement Allowance equals $12.50 per rentable square foot to be reduced by $.15 per square foot per month beginning on the Rent Commencement Date (Fifth Floor). For example: in the thirteenth (13/th/) month after the Rent Commencement Date (Fifth Floor), the Tenant Improvement Allowance shall be calculated as follows: $12.50 - ($.15 per month x 12 months = $1.80 reduction) = $10.70 per square foot for Tenant Improvement Allowance for Lucent Space. The rent commencement date for the Lucent Space shall be sixty (60) calendar days after the Lucent Space Commencement Date. The Tenant's Proportionate Share shall be recalculated as of the rent commencement date for the Lucent Space to take into account the square footage of the Lucent Space.

     23.  Intentionally Deleted.
          ---------------------

     24.  RIGHT OF FIRST OFFER. During the period from Rent Commencement Date
          --------------------
(Fifth Floor) through the expiration of the Term, provided that an Event of Default shall not be outstanding, the Tenant shall have the right of first offer with respect to any rentable space in the Building that is not covered by
Section 22 of this Lease and is not otherwise subject to the rights of renewal or expansion of other tenants in the Building (the "Expansion Space"). The Landlord shall give notice to the Tenant when the Landlord is ready to market any portion of the Expansion Space (the "Notice"). The Notice shall set forth the amount of space to be offered, the location of such space on the third floor and the per-square-foot rental rate then being quoted; which terms shall be comparable to those generally being offered in the market for substantially similar office space in the Hunt Valley area. Within ten (10) business days after Tenant's receipt of the Notice, the Tenant shall notify the Landlord in writing whether it desires to lease the Expansion Space on the terms offered by the Landlord. If the Tenant elects not to lease the Expansion Space, the Landlord shall be free to lease such space to another tenant or third party. In the event that the Tenant exercises its right of first offer for the Expansion Space, then Landlord shall deliver the Expansion Space to Tenant in "AS-IS" condition within five (5) calendar days after the date of Landlord's receipt of Tenant's notice of exercise ("Expansion Space Commencement Date"). Upon delivery by Landlord to Tenant the Expansion Space shall be deemed to be part of the Premises and to be leased to Tenant on all the same terms and conditions as are set forth in this Lease, except: (I) unless otherwise agreed by the Landlord and the Tenant, per-square-foot rental rate set forth in the Notice shall be the per-square-foot rental rate for the Expansion Space, (ii) The Tenant Improvement Allowance set forth in the Notice shall be the per-square foot Tenant Improvement Allowance for the Expansion Space, (iii) the term for the Expansion Space shall be the term set forth in the Notice, and
(iv) the Tenant's Proportionate Share shall be increased to account for the amount of the Expansion Space leased by the Tenant as of the rent commencement date for the Expansion Space. The rent commencement date for the Expansion Space shall be forty-five (45) calendar days after the Expansion Space Commencement Date. If the Tenant exercises its right of first offer with respect to the Expansion Space, the parties promptly shall enter into an appropriate amendment to this Lease.

     25.  PURCHASE OPTION. During the first twenty-four (24) months of the Term
          ---------------
the Tenant shall have the option to purchase ("Purchase Option") the Building, together with the land on which it is situated and all appurtenances thereto, for the sum of Twenty-two Million Dollars ($22,000,000). At any time prior to the expiration of 548 days after the Effective Date, Tenant may exercise the Inspection Period rights set forth in Exhibit F attached to this Lease. If the Tenant desires to exercise the Purchase Option, then it will notify the Landlord of such exercise in writing on or before the expiration of 548 days after the Effective Date and shall within ten (10) business days thereafter enter into a purchase agreement in substantially the form attached hereto as Exhibit D, which shall provide for a closing date of not greater than the expiration of the twenty-fourth (24th) month after the Effective Date. The Landlord's obligation to consummate the sale shall be conditioned on the Tenant either: (i) assuming the Landlord's then existing financing covering the purchased Property; or (ii) paying the termination or prepayment fee (including yield maintenance) required under Landlord's then existing financing covering the purchased Property; and in the event neither alternative is performed by Tenant, then Tenant's Purchase Option shall expire and be of no further force or effect. At Tenant's sole election, the sale of the Property may be converted into a sale of all of the member interests in the Landlord. In such event, the purchase agreement attached hereto as Exhibit D shall be modified as appropriate to reflect a sale of member interests, rather than a sale of a real property interest. If the Landlord is unable to effectuate a sale of all member interests due to a refusal of one of more of the members to sell their interest(s), then in such event the Landlord shall pay one hundred percent (100%) of all transfer and recordation taxes required in connection with a sale of the real property interest in the Property. If the sale is converted to a member interest sale, then the parties shall execute such additional documents at closing as may be necessary to assure that all profits and losses associated with the Landlord's ownership of the Property prior to closing shall be appropriately allocated or paid to Landlord post-closing; including, without limitation all claims for past due rent, regardless of whether reduced to judgment, which are outstanding as of the closing date.

     26.  REFINANCING.  During the 548 day option period set forth in Section
          -----------
25, the Landlord shall have the right, at its sole option, to refinance Landlord's current financing covering the Property, subject to the following terms and conditions:

          26.1 In connection with any such refinancing (the "Proposed Refinancing"), Landlord shall use reasonable efforts to obtain loan terms which would be favorable to the Tenant if it elected to exercise the purchase option set forth in Section 25 above, including an assumption fee of not more than one percent (1%) of the principal balance and no prepayment premium or penalty or yield maintenance requirement.

          26.2 Notwithstanding the foregoing provisions, the Landlord shall not consummate any Proposed Refinancing until: (first) Landlord has provided the Tenant with three (3) separate written term sheets for the Proposed Refinancing (the "Term Sheets"); and (second) Tenant has elected, at its sole election, one of the following options, which election shall be made by Tenant in writing ("Tenant's Notice") within ten (10) business days after Tenant's receipt of the Term Sheets:

                    26.2.1 Tenant's Notice may advise the Landlord not to consummate the Proposed Refinancing on the terms set forth in any of the Term Sheets. In such event, Tenant's Notice shall be deemed to constitute an exercise of the Purchase Option on the terms set forth in Section 25 above, except as follows: (a) Tenant shall have sixty (60) days after the delivery of the Tenant's Notice within which to exercise the Inspection Rights set forth in Exhibit F attached to this Lease; and (b) the closing of the sale of the
---------
Property, or members interests, as the case may be, shall occur within thirty
(30) days after the expiration of said 60 day period; or

                    26.2.2 Tenant's Notice may advise the Landlord that Tenant shall act as Landlord's lender and shall fund the refinancing of the Property on the terms set forth in one of the Term Sheets (the "Tenant Refinancing"). In such event, the Tenant Refinancing shall be closed within sixty (60) days after the delivery of the Tenant's Notice. If the Tenant fails to fund the Tenant Refinancing within said 60 days, then the Tenant's Purchase Option shall be null and void and of no further force or effect; or

                    26.2.3 Tenant's Notice may advise the Landlord that Tenant does not elect either of the options set forth in Subsections 26.2.1 or
26.2.2. In such event, the Landlord shall thereafter have the right to consummate the Proposed Refinancing on the terms set forth in one of the Term Sheets. If the Landlord consummates the Proposed Refinancing, and if Tenant thereafter exercises its Purchase Option set forth in Section 25, above, then, in accordance with Section 25(i) and (ii), Tenant shall be solely responsible for the payment of any assumption, termination or prepayment fee (including yield maintenance) required by the loan documents executed by the Landlord in connection with the consummation of the Proposed Refinancing.

          27.  LENDER APPROVAL. This Lease, regardless of whether it shall have
               ---------------
been executed by the Landlord, shall be subject to the review and approval of the holder of the current Mortgage encumbering the Building. If such approval is denied by said holder, then this Lease shall be null and void and of no further force or effect. Notwithstanding anything in this Lease to the contrary, Tenant shall have no obligation to commence any Tenant Improvements to the Premises until the current Mortgagee has provided Tenant written notice that the Mortgagee has approved the Lease. If the Mortgagee does not approve the Lease within fourteen (14) days after the Effective Date, the date set forth in
Section 3.1(b) shall be extended day for day for each day after such 14-day period until the Mortgagee's approval is received.

     IN WITNESS WHEREOF, each party hereto has executed and ensealed this Lease, or caused it to be executed and ensealed on its behalf by its duly authorized representatives, on the date first above written.


WITNESS or ATTEST:            LANDLORD:
                              --------

                              STERLING YORK, LLC


___________________           By:  ___________________(SEAL)

                              Name:___________________

                              Title:__________________


WITNESS or ATTEST:            TENANT:
                              ------

                              CREDITRUST CORPORATION


___________________           By:_____________________(SEAL)

                              Name: Joseph K. Rensin

                              Title:Chairman and CEO


This Lease must be executed for the Tenant, if a corporation, by the president or vice president and be attested by the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall provide that other officers are authorized to execute this Lease, in which event, a certified copy of the bylaws or resolutions, as the case may be, must be furnished to the Landlord. The Tenant's corporate seal must be affixed hereto.

                           ACKNOWLEDGMENT OF LANDLORD
                           --------------------------

STATE OF MARYLAND  )
                   )  to wit:
COUNTY OF _________)

     I HEREBY CERTIFY that on this _______ day of _________, 1999, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared ________________, who acknowledged himself to be the __________________ of
STERLING YORK, LLC, a Maryland corporation, and that he, as such _________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of said corporation by himself as such __________________.

     IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.


                                             ___________________________________
                                             Notary Public

My Commission Expires:

______________________



                            ACKNOWLEDGMENT OF TENANT
                            ------------------------

STATE OF MARYLAND  )
                   )  to wit:
COUNTY OF _________)

     I HEREBY CERTIFY that on this _______ day of ___________, 1999, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared ________________, who acknowledged himself to be the __________________ of
CREDITRUST CORPORATION, a Maryland corporation, and that he, as such _________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of said corporation by himself as such __________________.

     IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.


                                             ___________________________________
                                             Notary Public

My Commission Expires:

______________________

                                 EXHIBIT A
                                 ---------



         Drawing showing the Property and the location of the Premises

                                 EXHIBIT B
                                 ---------



                        Schedule of Janitorial Services

                                   EXHIBIT C
                                   ---------



     Current Rules and Regulations
     -----------------------------

     1. The sidewalks, passages and stairways shall not be obstructed by the Tenant or used by the Tenant for any purpose other than ingress and egress from and to the Tenant's premises. The Landlord shall in all cases retain the right to control or prevent access thereto by any person whose presence, in the Landlord's judgment, would be prejudicial to the safety, peace, character or reputation of the Property or of any tenant of the Property.

     2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by the Tenant for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by the Tenant, or left by the Tenant in the lobbies, passages, elevators or stairways of the Building. The expense of any breakage, stoppage or damage to such sinks, toilets and the like shall be borne by the tenant who, or whose employees, contractors or invitees, caused it.

     3. No skylight, window, door or transom of the Building shall be covered or obstructed by the Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window space, except as approved in writing by the Landlord. If the Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, the Tenant shall not remove it without first obtaining the Landlord's written consent thereto.

     4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the Premises which may be seen from outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by the Landlord. Names on suite entrances may be provided by and only by the Landlord and at the Tenant's expense, using in each instance lettering of a design and in a form consistent with the other lettering in the Building, and first approved in writing by the Landlord. The Tenant shall not erect any stand, booth or showcase or other article or matter in or upon the Premises, the Building and/or the Property without first obtaining the Landlord's written consent thereto.

     5. Without first obtaining the advance written consent of the Landlord, the Tenant shall not place any other or additional lock upon any door within the Premises or elsewhere upon the Property, and the Tenant shall surrender all keys for all such locks at the end of the Term. The Landlord shall provide the Tenant with a sufficient number of keys to the Premises when the Tenant assumes possession thereof.

     6. The Tenant shall not do or permit to be done anything which obstructs or interferes with the rights of any other tenant of the Property. No bird, fish or animal shall be brought into or kept in or about the Premises, the Building and/or the Property.

     7. If the Tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within the Premises, the Landlord and the Tenant shall agree on where and how they are to be installed and, except as so agreed upon, no installation, boring or cutting shall be permitted. The Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Premises, the Building and/or the Property, (b) to require compliance with such reasonable rules as the Landlord may establish relating thereto, and (c) in the event of noncompliance with such requirements or rules, do whatever it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building and/or the Property. Each wire installed by the Tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by the Landlord, with the number of the office to which such wire leads and the purpose for which it is used, together with the name of the Tenant or other concern, if any, operating or using it.

     8. A directory may be provided by the Landlord on the ground floor of the Building or elsewhere within the Property, on which the Tenant's name may be placed.

     9. The Landlord shall in no event be responsible for admitting or excluding any person from the Premises. In case of invasion, hostile attack, insurrection, mob violence, riot, public excitement or other commotion, explosion, fire or any casualty, the Landlord shall have the right to bar or limit access to the Property to protect the safety of occupants of the Property, or any property within the Property.

     10. The use of any area within the Property as sleeping quarters is strictly prohibited at all times.

     11. The Tenant shall keep the windows and doors of the Premises (including those opening on corridors and all doors between rooms entitled to receive heating or air conditioning service and rooms not entitled to receive such service) closed while the heating or air-conditioning system is operating, in order to minimize the energy used by, and to conserve the effectiveness of, such systems. The Tenant shall comply with all reasonable rules and regulations from time to time promulgated by the Landlord with respect to such systems or their use.

     12. The Landlord shall have the right to prescribe the weight and position of inventory and of other heavy equipment or fixtures, which shall, if considered necessary by the Landlord, stand on plank strips to distribute their weight. Any and all damage or injury to the Property arising out of the Tenant's equipment being on the Property shall be repaired by the Tenant at its expense. The Tenant shall not install or operate any machinery whose installation or operation may affect the structure of the Building without first obtaining the Landlord's written consent thereto, and the Tenant shall not install any other equipment of any kind or nature whatsoever which may necessitate any change, replacement or addition to, or in the use of, the water system, the heating system, the plumbing system, the air-conditioning system or the electrical system of the Premises, the Building or the Property without first obtaining the Landlord's written consent thereto. Business machines and mechanical equipment belonging to the Tenant which cause noise or vibration that may be transmitted to the structure of the Building, any other buildings on the Property, or any space therein to such a degree as to be objectionable to the Landlord or to any tenant, shall be installed and maintained by the Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. The Tenant shall remove promptly from any sidewalks and other areas on the Property any of the Tenant's furniture, equipment, inventory or other material delivered or deposited there.

     13. The Tenant shall not place or permit its agents, employees or invitees to place any thing or material on the roof or in the gutters and downspouts of the Building or cut, drive nails into or otherwise penetrate the roof, without first obtaining the Landlord's written consent thereto. The Tenant shall be responsible for any damage to the roof caused by its employees or contractors. The Tenant shall indemnify the Landlord and hold the Landlord harmless against expenses incurred to correct any damage to the roof resulting from the Tenant's violation of this rule, as well as any consequential damages to the Landlord or any other tenant of the Property. The Landlord shall repair damage to the roof caused by the Tenant's acts, omissions or negligence and the Tenant shall reimburse the Landlord for all expenses incurred in making such repairs. The Landlord or its agents may enter the Premises at all reasonable hours to make such roof repairs. If the Landlord makes any expenditure or incurs any obligation for the payment of money in connection therewith, including but not limited to attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the Prime Rate plus two percent (2%) per annum, and costs, shall be deemed to be Additional Rent and shall be paid by the Tenant to the Landlord within five (5) days after rendition of any bill or statement to the Tenant therefor. The Tenant shall not place mechanical or other equipment on the roof without the Landlord's prior written consent, which shall be conditioned in part upon the Landlord's approval of the Tenant's plans and specifications for such installations. The costs of any roof improvements made pursuant hereto shall be borne by the Tenant.

     14. The Landlord reserves the right to institute energy management procedures when necessary.

     15.  intentionally deleted.

     16. The Landlord shall have the right to rescind, suspend or modify these Rules and Regulations and to promulgate such other rules or regulations as, in the Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building or the Property, or for the preservation of good order therein. The Rules and Regulations as revised shall not diminish the Tenant's use or enjoyment of the Premises. Upon the Tenant's having been given notice of the taking of any such any action, the Rules and Regulations as so rescinded, suspended, modified or promulgated shall have the same force and effect as if in effect at the time at which the Tenant's lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provision of such lease).

     17. Nothing in these Rules and Regulations shall give any tenant any right or claim against the Landlord or any other person if the Landlord does not enforce any of them against any other tenant or person (whether or not the Landlord has the right to enforce them against such tenant or person), and no such nonenforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to the Tenant or any other tenant or person.

     18. In any instance in which the Landlord's prior consent or approval is required, the Landlord shall have the right to withhold or condition such consent or approval in its reasonable discretion.

     19. No Tenant shall make, or permit to be made, any unseemly or disturbing noises (whether by the use of any musical instruments, radio, television or other audio device) or allow any unsavory odors to emanate from its space, nor shall any tenant annoy, disturb or interfere with other tenants or occupants of the Building or neighboring buildings.

     20. Each tenant, before closing and leaving its premises at any time, shall see that all entrance doors are locked and that all electrical appliances are turned off. Suite and entrance doors shall remain closed at all times.

     21.  Canvassing, soliciting, and peddling in the Building are prohibited.

     22. There shall not be used in the Building by any Tenant or their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance, except those equipped with rubber tires, rubber side guards, and such other safeguards as Landlord may require.

     23. No vending machines shall be permitted to be placed or installed in any part of the Building or Premises by any Tenant without prior written consent of Landlord. Landlord reserves the right to place or install vending machines in any of the common areas of the Building.

     24. No plumbing or electrical fixtures shall be installed by any Tenant without the prior written consent of the Landlord.

     25. Bicycles, motorcycles or any other type of vehicle shall not be brought into the lobby or elevators of the Building or into the premises of any Tenant.

     26. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any services on or to the Premises for Tenant, to Landlord for Landlord's approval and supervision before performance of any service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments and any installation of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

Such approval, if given, shall in no way make Landlord a party to any contract between Tenant and any such contractor, and Landlord shall have no liability therefor.

     27. Violations of these Rules and Regulations, or any amendments thereof or additions thereto, may, at the Landlord's option upon advance written notice to the Tenant, constitute a default of this Lease.

                                   EXHIBIT D


                          FORM OF PURCHASE AGREEMENT

                        REAL ESTATE PURCHASE AGREEMENT



          THIS PURCHASE AGREEMENT (the "Agreement") is made as of the __th day of __________, _____ (the "Effective Date"), by and between STERLING YORK, LLC (hereinafter called the "Seller"); and CREDITRUST CORPORATION (the "Buyer").

1.   SALE AGREEMENT; PROPERTY.  The Seller agrees to sell to the Buyer and the
     ------------------------
Buyer agrees to purchase from the Seller, on the terms hereinafter stated, the property commonly known as the AAI Building 100, located at 10150 York Road in Baltimore County, Maryland (the "Property"), more particularly described as follows:

     1.1  Real Property.  All of the real property described on Exhibit "A"
          -------------                                         -----------
          attached hereto as a part hereof, together with the buildings, improvements and fixtures located thereon, and all and singular the rights and appurtenances pertaining thereto, including any right, title and interest of Seller in and to any adjacent streets, alleys, rights-of-way and easements.

     1.2  Tangible  Personal  Property.  All tangible personal property located
          ----------------------------
          on the aforesaid real property and used in the ownership, operation or maintenance thereof.

     1.3  Intangible  Personal  Property.  All intangible personal property used
          ------------------------------
          in connection with the ownership, operation or maintenance of the aforesaid real property, all contract rights, insurance policies, tenant deposits, documents of title and business records.

2.   PURCHASE PRICE.  The purchase  price  to  be paid by Buyer to Seller for
     --------------
the Property shall be Twenty-Two Million and No/100ths Dollars ($22,000,000). At closing the Buyer will pay to the Seller the purchase price, subject to adjustment as hereinafter provided, in immediately available U.S. funds.

3.   TITLE.  Within ten (10) days after the date of last execution hereof, Buyer
     -----
shall obtain a preliminary binder for an ALTA Form B Owner's Title Insurance Policy; which shall show Seller to be owner of fee simple marketable title to the real property, subject only to the matters set forth on Exhibit "B" attached
                                                            -----------
hereto as a part hereof. The Buyer shall have ten (10) days from receipt of said binder to provide the Seller with a letter setting forth all of Buyer's objections to Seller's title to the real property and the Seller shall have ten
(10) days after receipt
of such letter to correct the defects in title objected to by Buyer; provided that monetary encumbrances may be removed by the Seller on the Closing Date. In the event title cannot be cured within such period, Buyer shall have the option to either waive the uncured title objections; or terminate this Agreement.

4.   TIME AND PLACE OF CLOSING.  The closing will occur not later than
     -------------------------
_________________ [the date that is 24 months after the effective date of the Lease between Seller, as landlord, and Buyer, as tenant, for approximately 98,761 square feet of the Property] (the "Closing Date"); or such earlier date as may be specified by Buyer in its sole discretion; after satisfaction by Seller of Buyer's title objections. The closing shall take place at such place as shall be agreed to in writing by Buyer and Seller.

5.   SELLER'S DELIVERIES AT CLOSING.  At Closing Seller shall deliver to Buyer
     ------------------------------
the following:

     5.1  Deed.  A duly-executed and acknowledged Deed in the form attached
          ----
          hereto as Exhibit "C" conveying to the Buyer marketable fee simple
                    ----------
          title to all of the real property portion of the Property free of all liens and encumbrances and defects in title except those approved by Buyer pursuant to paragraph 3 above.

     5.2  Inventory.  An inventory of the tangible personal property portion of
          ---------
          the Property certified by the Seller to be true and correct as of the date of Closing.

     5.3  Bill of Sale.  A Bill of Sale in the form attached hereto as Exhibit
          ------------                                                 -------
          "D" conveying to the Buyer the tangible and intangible personal
          ---
          property portion of the Property, duly executed by Seller.

     5.4  Assignment/Assumption.  An Assignment and Assumption of Leases in the
          ---------------------
          form attached hereto as Exhibit "E" duly  executed by Seller, and
                                  -----------
          acknowledged.

     5.5  Tenant  Estoppels.  If requested by Buyer, an estoppel letter from
          -----------------
          each tenant of the Property in the form attached hereto as Exhibit
                                                                     -------
          "F".
          ---

     5.6  Tenant Security Deposits.  All security deposits made by tenants of
          ------------------------
          the Property which have not been applied by Seller.

     5.7  Evidence of Authority.  Evidence of the Seller's authority to execute
          ---------------------
          this Agreement and consummate the transactions contemplated hereby.

     5.8  Leases and Contracts.  The originals of the leases and other contracts
          --------------------
          affecting the Property.

     5.9  Certificate.  Certificate duly executed by the Seller attaching
          -----------
          thereto a rent roll, list of service and other contracts and the inventory of tangible personal property and stating that the attachments are true and correct.

     5.10  Lien Affidavit.  Affidavit executed by Seller in form acceptable to
           --------------
           the title company to the effect that the Property is free from claims for mechanics' materialmen's and laborers' liens.

     5.11  Guaranties and Warranties.  Originals of all guaranties and
           -------------------------
           warranties from builders, subcontractors, manufacturers, and the like relating to the construction and equipping of the building and other improvements.

     5.12  Non-Foreign Affidavit.  An affidavit from Seller confirming that the
           ---------------------
           Seller is not a "foreign person" as defined in Section 1445 of the IRC and Section 1.1445-2T(b)(20) of the Regulations, as amended.

6.   BUYER'S DELIVERIES AT CLOSING.  At closing, Buyer shall deliver to Seller
     -----------------------------
the following:

     7.1   Cash.  The cash portion of the purchase price.
           ----

     7.2   Assignment/Assumption.  A copy of the Assignment and Assumption of
           ---------------------
          Leases in the form of Exhibit "E", duly executed by Buyer and
                                -----------
          acknowledged.

7.   CLOSING COSTS.  The closing costs of this transaction shall be allocated as
     -------------
follows:

     BUYER                                             SELLER
     -----                                             ------

                    Seller's attorney's fees              X

      X             Buyer's attorney's fees

      X             Title

      X             Survey

      X             Owner's title insurance premium

      X             Transfer and Recordation Taxes

      X             Recording fees

      X             Sales tax

      X             Closing fee, if any (split 50/50)     X

8.   SELLER'S WARRANTIES.  The Property is being bought by the Buyer in its
     -------------------
present "AS IS" physical and economic condition after examination by Buyer. Buyer is relying solely upon such examination with reference to the condition, character, size and economics of the Property. Buyer hereby represents that it is not relying upon any warranties, promises, guaranties or representations made by Seller or anyone acting or claiming to act on behalf of Seller in purchasing the Property.

9.   PRORATIONS AND ADJUSTMENTS. The following prorations and adjustments will
     --------------------------
be made as of the Closing Date, with the Seller to have the last day:

     9.1  Rents.  Only rents actually collected on or before the Closing Date
          -----
          shall be prorated at closing. Delinquent rents shall remain the property of Seller. Buyer shall have no obligation to enforce collection of such delinquent rents, but shall be obligated to pay such rents over to Seller if and when collected. Buyer shall be obligated to attribute the first rents received from any tenant less than thirty (30) days delinquent as of the Closing Date to the delinquent rental account; as to other delinquent tenants, Buyer shall be obligated to attribute said rents to the delinquent account only if the rent is paid in full, including delinquencies, or if the rent is so designated by the tenant.

     9.2  Accounts Payable.  All sums due for accounts payable which were owing
          ----------------
          or incurred on behalf of the Property prior to the Closing Date will be paid by the Seller and the Seller agrees to indemnify, defend and hold the Buyer harmless with respect thereto. The Buyer will furnish to the Seller any bills for such period received after the Closing Date for payment and the Buyer will have no further obligation with respect thereto. All accounts payable incurred by the Buyer on or after the Closing Date will be paid by the Buyer and the Buyer agrees to indemnify, defend and hold the Seller harmless with respect thereto.

     9.3  Employment Contracts.  Seller represents that the Buyer shall have the
          --------------------
          right to terminate any management and other employment contracts affecting the Property as of the Closing Date and Seller shall pay all wages, accrued vacation and fringe benefits and other sums owing to any terminated employee or managing agent and shall indemnify, defend and hold the Buyer harmless with respect thereto.

     9.4.  Utilities.  All utilities shall be prorated unless the Seller elects
           ---------
          to arrange for meters to be read on the Closing Date. Any and all utility deposits made by Seller shall remain the property of Seller and Buyer shall acquire no rights with respect thereto. Prior to the Closing Date, Buyer shall make its own arrangements with any and all utility companies for continuation of service to the Property including the making of any deposits required by such utility companies.

     9.5  Property Taxes.  All real and personal property taxes, ad valorum
          --------------
          taxes and special assessments, if any, whether payable in installments or not, will be prorated based on the assessed valuation and tax rate available on the Closing Date.

10.  CASUALTY LOSS.  Risk of loss by fire or other casualty shall be on Seller
     -------------
until consummation of the Sale on the Closing Date. Until such Closing, Seller shall keep the Property insured against loss due to fire, lightning and extended coverage perils. In the event of damage to or destruction of all or any part of the Property prior to the Closing Date, it is agreed as follows:

     10.1  Damage.  If the amount of the casualty loss  is not more than One
           ------
           Hundred Thousand Dollars ($100,000.00), this Agreement will continue. All insurance proceeds collectible by reason of such damage will be absolutely payable to Buyer and the purchase price will be reduced by the amount of Seller's insurance policy deductible.

     10.2  Destruction.  If the amount of the casualty loss is greater than the
           -----------
           amount set forth in the preceding subparagraph and cannot be repaired or restored by the Closing Date, Buyer may elect to: (a) terminate this Agreement, in which event the parties hereto shall be relieved of all obligations hereunder; or (b) continue this Agreement in force and close on the Closing Date, in which event Seller shall transfer to Buyer on the Closing Date all right, title and interest in and to the insurance proceeds due as a result of the damage or destruction and the purchase price will be reduced by the amount of Seller's insurance policy deductible. Buyer's election of the foregoing alternatives shall be made within ten (10) days after receipt of notice of such damage or destruction by written notice of such election to Seller.

11.  COVENANT TO OPERATE.  Pending closing the Seller agrees to maintain,
     -------------------
repair, manage and operate the Property in a businesslike manner in accordance with quality management practices and agrees that the Seller will not allow any waste or dissipation of the Property to occur or remove any of the Property. Specifically, Seller will not: (i) enter into any lease or modify any existing lease or grant any rental concession to future or existing tenants without Buyer's consent; or (ii) enter into any service or maintenance contracts which will obligate Buyer.

12.  EMINENT DOMAIN.  In the event any eminent domain proceedings shall be
     --------------
commenced with respect to the Property prior to the Closing Date or in the event the Buyer shall be advised by any agency having eminent domain powers that a condemnation of all or any portion of the Property is contemplated, the Buyer, at its option, may: (a) terminate this Agreement, in which event Buyer and the parties shall be relieved of all obligations hereunder; or (ii) continue this Agreement in force, in which event any condemnation proceeds received by the Seller prior to the Closing Date shall be paid over to the Buyer on the Closing Date.

13.  POSSESSION.  Subject to the rights of tenants, possession of the Property
     ----------
will be delivered to the Buyer on the Closing Date.

14.  BROKERAGE.  Buyer and Seller each hereby agree to indemnify, defend and
     ---------
hold the other harmless of and from any claim, loss or damage arising out of any compensation due or alleged to be due to a broker claiming employment from the other party. Seller agrees to indemnify, defend and hold Buyer harmless of and from any claim, loss or damage arising out of any compensation due or alleged to be due to any party as a leasing or management fee.

15.  DEFAULT AND REMEDIES.  In the event of default in the performance or
     --------------------
observance of any of the covenants of this Agreement, it is agreed as follows:

     15.1  Buyer's Default - Seller's Remedy.  In the event the Buyer shall fail
           ---------------------------------
           to perform the Buyer's obligations hereunder, except as excused by the Seller's default, the Seller shall make written demand on the Buyer for such performance and, if the Buyer fails to comply with such written demand within ten (10) days after receipt thereof, the Seller shall have the option to waive such default or to terminate this Agreement by written notice to Buyer, and on such termination the Seller shall be entitled to receive $5,000.00, plus any costs payable to Seller's lender as a result of its activities in connection with the sale, as liquidated damages and not as a penalty; it being specifically agreed by the parties that the actual damages to the Seller as a result of the Buyer's failure to perform under this Agreement are difficult or impossible to ascertain. On such termination and receipt of said funds by Seller, the parties shall be discharged from any further obligations and liabilities hereunder.

     15.2  Seller's Default - Buyer's Remedy.   In the event that the Seller
           ---------------------------------
           shall fail to perform the Seller's obligations hereunder, except as excused by the Buyer's default, the Buyer shall make written demand upon the Seller for performance and if the Seller fails to comply with such written demand within ten (10) days after receipt thereof, the Buyer shall have the option to: (a) seek specific performance,
           (b) waive such default; or (c) terminate this Agreement.

16.  NOTICE.  All notices herein required or permitted shall be in writing and
     ------
any notice or other communication required or permitted hereunder shall be given by personal delivery or overnight courier or be sent by registered or certified mail, postage prepaid1 addressed as follows:

          TO THE SELLER:     Sterling York, Inc.
                             c/o Jeffrey Perelman, Esquire
                             Suite 370, Dundee Road
                             Northbrook, IL 60062

          TO THE BUYER:


Notice shall be deemed given on the earlier of (i) actual receipt or (ii) three
(3) business days after mailing.

17.  MISCELLANEOUS.  It is further agreed as follows:
     -------------

     17.1  Time.  Time is of the essence of this Agreement.
           ----

     17.2  Entire Agreement.  This is the entire contract between the parties
           ----------------
           and neither party shall be bound by any verbal representation altering the terms of this contract.

     17.3  Warranties.  The provisions of paragraph above limiting the remedies
           ----------
           of the Buyer and the Seller shall not apply to any action brought by either party after closing to enforce any indemnification described in this Agreement.

     17.4  Amendment and Waiver.  This Agreement may be amended at any time, but
           --------------------
           only by an instrument in writing executed by Buyer and Seller. Either party hereto may waive any requirement to be performed by the other, provided that such waiver shall be in writing and executed by the party waiving the requirement.

     17.5  Choice of Law.  It is the intention of the Buyer and the Seller that
           -------------
           the laws of the State of Maryland shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     17.6  Assignment.  The rights of the Buyer under this Agreement can be
           ----------
           assigned in whole or in part without the prior written consent of the Seller.

     17.7  Partial Invalidity.  If any provisions of this Agreement shall be
           ------------------
           held to be void or unenforceable for any reason, said provision shall be deemed modified so as to constitute a provision conforming as nearly as possible to said void or unenforceable provision while still remaining valid and enforceable, and the remaining terms or provisions hereof shall not be affected thereby.

     17.8  Litigation Expense.  In the event either party hereto commences
           ------------------
           litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other its reasonable attorney's fees and expenses incidental to such litigation.

     17.9  Binding Effect.  This Agreement shall be binding upon and inure to
           --------------
           the benefit of the undersigned and their respective successors and assigns.

     17.10 Authority.  Each party for itself, its heirs, personal
           ---------
           representatives, successors and assigns hereby represents and warrants that it has the full capacity and authority to enter into, execute, deliver and perform this Agreement, and that such execution, delivery and performance does not violate any contractual or other obligation by which it is bound.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


ATTEST:                                 "SELLER"

                                        STERLING YORK, LLC



By:________________________             By: ___________________________(SEAL)
                                            _____________________, Manager


WITNESS:                                "BUYER"

                                        CREDITRUST CORPORATION



By:________________________             By: ___________________________(SEAL)
                                          Name: _______________________
                                          Title: ______________________

                                   EXHIBIT A


                             PROPERTY DESCRIPTION

                                   EXHIBIT C


                             SPECIAL WARRANTY DEED


          THIS DEED, made this _____ day of _______________, _____, by and between STERLING YORK, LLC (the "Grantor"); and CREDITRUST CORPORATION, a Maryland corporation, whose address is
_____________________________________________(the "Grantee").

                             W I T N E S S E T H:

          That for and in consideration of the sum of Ten ($10.00) Dollar cash in hand paid and other good and valuable considerations, the receipt of which is hereby acknowledged, the Grantor hereby grants and conveys with general warranty and, save as hereinafter set out, with covenants of special warranty and further assurances, unto the Grantee , its personal representatives, heirs and assigns, in fee simple, the property located in Baltimore County, Maryland and more particularly described in Exhibit A.

SEE EXHIBIT "A" ATTACHED HERETO AS A PART HEREOF
------------------------------------------------

          The improvements thereon being known as ___________.

          Being the same property located in the Deed dated _______________, 19___, and recorded among the Land Records of Baltimore County in Liber ___, Folio ___ from ___________ to the Grantor.

          Together with all improvements thereupon, and the rights, alleys, ways, waters, easements, privileges, appurtenances and advantages belonging or appertaining thereto.

          To have and to hold the property hereby conveyed unto the Grantee, its personal representatives, heirs and assigns, in fee simple, forever.

          This conveyance is made subject to the conditions, restrictions, easements and reservations of record, if any, affecting the aforesaid property and constituting constructive notice which are specifically identified on Exhibit "B" attached hereto as a part hereof.
-----------

          WITNESS the following signatures and seals:

     WITNESS:                                STERLING YORK, LLC



By: _________________________           By: _________________________(SEAL)
                                           Name: ____________________
                                                  Manager

STATE OF MARYLAND
CITY OF ____________

          I hereby certify that before me, a Notary Public of the State and County/City aforesaid, on this _____ day of ____________________, ____, personally appeared _________________________, as Manager of Sterling York, LLC, known to me (or satisfactory proven) to be the person whose name is subscribed to the within Deed, acknowledged that he executed the same for the purposes therein contained and in my presence signed and sealed the same.

My Commission Expires:  _______________


(SEAL)
                                             ___________________________________
                                                                   NOTARY PUBLIC

     This instrument has been prepared by ___________________, an attorney, under such attorney's supervision, or by one of the parties named in this instrument.


                                             ___________________________________

EXHIBIT D

                                 BILL OF SALE

     FOR VALUE RECEIVED, STERLING YORK, LLC, a Maryland corporation, ("Seller") sells, assigns, transfers and sets over to CREDITRUST CORPORATION, a _____________________ ("Buyer"), the following described personal property:

               All of the furniture, fixtures, equipment, interior appliances, machines, apparatus, supplies and personal property, of every nature and description, and all replacements thereof now owned by Seller in their present, "as is" condition, with all faults and defects and located in or on the real estate commonly known as "__________________________"; which real estate is described on Exhibit A attached hereto and made a part hereof,
             ---------
          excepting therefrom any furniture, furnishings, and articles of personal property belonging to tenants occupying the improvements situated on said real estate.

     Seller hereby represents and warrants to Buyer that Seller is the absolute owner of said property, that Seller has not sold, assigned, transferred or set over said property to any other person or entity, that said property is free and clear of all liens, charges and encumbrances, that Seller has full right, power and authority to sell said personal property and to make this Bill of Sale, and that there are no taxes or other charges currently due and owing which could give rise to a lien or charge on such property.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale on this _____ day of _______________, _____.


          WITNESS:                                STERLING YORK, LLC


By:______________________                    By:_______________________(SEAL)
                                                Name: _________________
                                                      Manager

STATE OF MARYLAND
CITY OF ____________

          I hereby certify that before me, a Notary Public of the State and County/City aforesaid, on this _____ day of ____________________, ____, personally appeared _________________________, as Manager of Sterling York, LLC, known to me (or satisfactory proven) to be the person whose name is subscribed to the within Bill of Sale, acknowledged that he executed the same for the purposes therein contained and in my presence signed and sealed the same.

My Commission Expires:  _______________


(SEAL)
                                             ___________________________________
                                                                   NOTARY PUBLIC

EXHIBIT E


                             ASSIGNMENT OF LEASES

STATE OF MARYLAND        (S)
                         (S)      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF __________     (S)

     STERLING YORK, LLC, a _____________________ ("Assignor"), whose mailing address is 31 Light Street, Suite 200, Baltimore, Maryland 21202, in consideration of the sum of Ten Dollars ($10) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to CREDITRUST CORPORATION, a Maryland corporation ("Assignee"), all of Assignor's right, title and interest in and to all leases ("Leases"), including any and all security deposits made by tenants pursuant to said Leases, affecting the real property legally described on Exhibit A attached hereto.
---------

     Assignor represents and warrants to Assignee that Assignor is the absolute owner of all of the landlord's right, title, and interest in and to the Leases and that such right, title, and interest is free of any lien or charge and is not subject to any other assignment, transfer, or hypothecation.

     Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorney's fees, originating prior to the date hereof and arising out of the lessor's obligations under the Leases.

     IN WITNESS WHEREOF, Assignor has executed this Assignment this _____ day of _______________, _____.


          WITNESS:                                STERLING YORK, LLC


By:______________________                    By:_______________________(SEAL)
                                                Name: _________________
                                                      Manager

STATE OF MARYLAND
CITY OF ___________

          I hereby certify that before me, a Notary Public of the State and County/City aforesaid, on this _____ day of ____________________, ____, personally appeared _________________________, as Manager of Sterling York, LLC, known to me (or satisfactory proven) to be the person whose name is subscribed to the within Assignment of Leases, acknowledged that he executed the same for the purposes therein contained and in my presence signed and sealed the same.

My Commission Expires:  _______________


(SEAL)
                                             ___________________________________
                                                                   NOTARY PUBLIC

                                  ASSUMPTION

     Assignee has executed this Assignment of Leases to acknowledge its assumption of the Leases. Assignee hereby agrees to indemnify and defend Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating from and after the date hereof and arising out of the lessor's obligations under the Leases.

     IN WITNESS WHEREOF, this Assumption has been executed this _____ day of _______________, _____.


                                        "ASSIGNEE"

                                        CREDITRUST CORPORATION


                                        By:_____________________________(SEAL)
                                           Name:________________________
                                           Title:_______________________


STATE OF MARYLAND           (S)

COUNTY OF ______________    (S)

     The foregoing instrument was acknowledged before me this _____ day of _______________, _____, by ____________________, the Chairman and CEO of
CREDITRUST CORPORATION.


                                        ___________________________________
                                        NOTARY PUBLIC, STATE OF MARYLAND

(SEAL)
                                            My commission expires: _____________

EXHIBIT F


                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------


Tenant:  _______________________________________________________________________

Suite No.:  ________________________ Square Feet Occupied: _____________________

Date of Lease:  _____________________ Date Term Expires: _______________________

Current Monthly Rental:  _________________________      (includes $____________
in tenant improvements amortization).

Commencement Date for Payment of Rent: _________________________________________

Security Deposit: $_____________________________________________________________

Renewal Options:  ______________________________________________________________


          The undersigned hereby certifies to ____________________, a ___________________ ("Purchaser"), that: (i) it is currently in and has accepted full and complete possession of the premises indicated above, which are located in the building known locally as the, ___________________ located at ____________________, pursuant to a written lease bearing the date indicated above (the "Lease"); (ii) the foregoing information concerning the Lease is true and correct; and (iii) the Lease is currently in full force and effect and has not been modified or amended since the date of its original execution except as noted below. In addition, the undersigned further certifies that:

          1. As of the date hereof, no landlord or tenant default is continuing under the terms of the Lease, and no event has occurred which with notice or the passage of time or both would constitute a landlord or tenant default thereunder.

          2. The premises covered by the Lease are in good condition and repair, and all obligations on the part of the landlord under the terms of the Lease heretofore accrued and performable have been fully performed to the satisfaction of the undersigned.

          3. The security deposit heretofore delivered by the undersigned pursuant to the terms of the Lease has not been refunded or, to the knowledge of the undersigned, applied in any manner.

          4. No monthly rental has been prepaid (except for a prepayment of the current month's rental), and no other sums (including amounts for the payment of property taxes and common area maintenance charges) owing by the undersigned under the terms of the Lease are past-due.

          5. No rental abatement or other concessions have been granted to the undersigned except as set forth in or specifically called for by the Lease.

          6. The undersigned has not assigned its rights under the Lease or sublet all or any part of the premises covered thereby.

          7. The undersigned has no claim or right of offset against the present owner of the premises (or its predecessors in interest) by reason of the non-performance of any obligation on its part to be performed as the landlord under the Lease, or otherwise.

          It is understood that Purchaser will rely on the statements herein in connection with its purchase of the property of which the premises covered by the Lease forms a part, and Purchaser is entitled to rely hereon in connection therewith. In addition, the undersigned acknowledges that all notices required or permitted to be given to the landlord under the terms of the Lease are to be given to 7125 Columbia Gateway Drive, Columbia, Maryland 21046-2199, Attention:
Cary Luskin.

          All rental payments due under the terms of the Lease are to be made as provided for in a supplemental notice to be delivered to you by Purchaser.


Lease Amendments:

_____________________________

_____________________________

_____________________________


                                            ____________________________________


                                            By:_________________________________
                                               Please print or type below

                       CERTIFICATION OF NONFOREIGN STATUS


                                                    Escrow File No.:  __________


     Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the undersigned's disposition of a U.S. real property interest, the undersigned does hereby certify the following:

     1. The undersigned is not a nonresident alien for purposes of U.S. income taxation.

     2. The undersigned's U.S. taxpayer identifying number is _______________ (Social Security Number or Tax I.D. Number).

     3.   The undersigned's address is:

          ______________________________________________________________________
          ______________________________________________________________________

     The undersigned does understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury, the undersigned does hereby declare that the undersigned has examined this certification and, to the best of the undersigned's knowledge and belief, it is true, correct, and complete.

                                             Sterling York, LLC

Dated:    __________________                 By:________________________________

                                   EXHIBIT E


                     FORM OF SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT
                         SUBORDINATON, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT
                            ------------------------


NOTICE TO TENANT: THE SUBORDINATON PROVIDED FOR IN THIS AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE SECURITY INTEREST IN THE PROPERTY CREATED BY SOME OTHER OR LATER INSTRUMENT.

     THIS AGREEMENT, made as of this ______ day of _____________, 1999, by and between STERLING YORK, LLC, a Maryland limited liability company ("Landlord"), CREDITRUST CORPORATION, a Maryland corporation, Tenant under the hereinafter described lease ("Tenant"), and ____________________________, a Delaware limited liability company ("Lender"), the owner and holder of the mortgage hereinafter described. Landlord, Tenant and Lender are sometimes collectively referred to herein as the "Parties."

     WITNESSETH:

     WHEREAS, Lender is the present owner and holder of (a) a certain Mortgage, Security Agreement and Fixture Financing Statement (as heretofore and hereinafter amended, the "Mortgage") dated ______________, in the principal sum of $_____________, given by Sterling York, LLC, a Delaware limited liability company in favor of Lender, recorded _______________, with the Land Records of Baltimore County, Maryland in Liber _____, folio _____, as Document No. _______, covering certain real property (the "Property") located in Baltimore County, Maryland, more particularly described in attached Exhibit A, to secure a loan (the "Loan") evidenced by a promissory note (the "Note") dated of even date therewith, payable to Lender or order; and

     WHEREAS, Landlord and Tenant have entered into a lease dated __________ (the "Lease") covering a portion of the Property (such portion further described in the Lease and hereinafter referred to as the "Premises"), for the term and upon the terms and conditions therein set forth; and

     WHEREAS, the Parties desire to expressly subordinate the Lease to the lien of the Mortgage; and

     WHEREAS, Tenant has requested that Lender agree not to disturb the peaceful and quiet possession or right of possession of the Premises by Tenant.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1. Landlord and Tenant declare and agree that each hereby subordinates the priority and superiority of the Lease, the leasehold interests and estates created thereby, and the rights, privileges and powers of the Tenant and Landlord thereunder, in favor of the Mortgage, and that the Lease, the leasehold interests and estates created thereby, and the rights, privileges and powers of the Tenant and Landlord thereunder, be and the same are hereby, and with full knowledge and understanding of the effect of such subordination, unconditionally (subject only to the terms and conditions of this Agreement) made subject and subordinate to the lien and charge of the Mortgage to all terms, conditions and provisions of the Mortgage, to all advances made or to be made thereunder, to any renewals, extensions, modifications or replacements of the Mortgage, and to the rights, privileges and powers of the Lender thereunder, and shall hereafter be junior and inferior to the lien and charge of the Mortgage.

     2. The Parties declare and agree that this Agreement shall supersede, to the extent inconsistent herewith, the provisions of the Lease relating to the subordination of the Lease and the leasehold interests and estates created thereby to the lien or charge of the Mortgage.

     3. In the event Lender, its successors or assigns or any other purchaser at a foreclosure sale or sale under private power contained in the Mortgage succeeds to the interest of Landlord under the Lease by reason of any foreclosure of the Mortgage or the acceptance by Lender of a deed in lieu of foreclosure, or by any other manner (the "Succession"), then:

          a. Lender agrees that it shall not disturb Tenant's peaceful and quiet possession of the Premises, nor shall the Lease or its appurtenances be extinguished, terminated or affected thereby, nor shall Lender join Tenant as a party in any action or proceeding against Landlord; provided, the Tenant shall not be in default beyond any applicable cure periods and continuing at the time Lender takes possession or takes title to the Property, under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed as would entitle Landlord to terminate the Lease or would cause, without any further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess tenant thereunder.

          b. Tenant shall be bound to Lender, its successors or assigns or such other purchaser under all of the terms, covenants and conditions of the Lease for the remaining balance of the term of the Lease, with the same, force and effect as if Lender, its successors or assigns or such other purchaser were the Landlord under such Lease, and Lender shall be bound to the Tenant under all of the provisions of the Lease, and Tenant shall from and after the date Lender acquires the interest of Landlord or comes into possession of or acquires title to the Premises, have the same remedies against Lender for the breach of any agreement contained in the Lease that the tenant might have had under the Lease against Landlord. Tenant does hereby agree to attorn to Lender, its successors or assigns or such other purchaser as its Landlord, such attornment to be effective and self-operative without the execution of any further instruments on the part of any of the Parties, immediately upon Lender, its successors or assigns or such other purchaser succeeding to the interest of Landlord under the Lease; provided, however, that Tenant agrees to execute and deliver to Lender, its successors or assigns or such other purchaser any instrument reasonably requested by such party to evidence such attornment.

          c. Tenant shall be under no obligation to pay rent to Lender until Tenant receives written notice from Lender stating that Lender is entitled to receive the rents under the Lease directly form Tenant. Landlord, by its execution hereof, hereby authorizes Tenant to accept such direction from Lender and to pay the rents directly to Lender and waives all claims against Tenant for any sums so paid at Lender's direction. Landlord specifically agrees that Tenant may conclusively rely upon any written notice Tenant receives from Lender notwithstanding any claims by Landlord contesting the validity of any term or condition of such notice, including any default claimed by Lender, and Tenant shall have no duty to inquire into the validity or appropriateness of any such notice.

          d. Subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the Lease on the part of the Tenant to be observed and performed, Lender, its successors or assigns or such other purchaser shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term with the same force and effect as if Lender, its successors or assigns or such other purchaser were the landlord under the Lease, provided, however, that Lender, its successors or assigns or such other purchaser shall not be (i) liable for any act or omission of Landlord under the Lease, except to the extent that Lender continues such action or omission after Lender succeeds to the interest of Landlord, (ii) subject to any offsets or defenses which Tenant may be entitled to assert against Landlord, (iii) bound by any payment of rent or additional rent by Tenant to Landlord for more then thirty (30) days in advance of the due date under the Lease, (iv) liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to Landlord, whether or not still held by Landlord, unless and until Lender or such other purchaser has actually received for its own account as landlord the full amount of such security deposit, (v) bound by any provision in the Lease which obligates the landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises or to expand or rehabilitate any existing improvements or except as expressly provided in the Lease to restore any improvements following any casualty or taking, except for repair and maintenance obligations as provided in the Lease, (vi) bound by any amendment or modification of the Lease made without the written consent of Lender, its successors or assigns or such other purchaser, (vii) bound by any notice of termination, cancellation or surrender not provided for in the Lease without Lender's prior written consent thereto, (viii) bound by any assignment of the Lease or sublet of the Premises other than an assignment or sublet made in accordance with the provisions of the Lease, or (ix) personally liable under the Lease, and Lender's liability under the Lease shall be limited to the ownership interest of Lender in Premises.

          e. Lender acknowledges that the Loan proceeds are available to pay for the Tenant Improvement Allowance, as set forth in the Lease. If Lender, its successors or assigns or such other purchaser becomes the landlord under the Lease by Succession, Lender shall advance the Loan proceeds directly to Tenant; provided that Tenant has completed the Tenant Improvements, has submitted to Lender the supporting documentation required by the Lease, and Lender has not previously advanced such moneys under the Loan to the Landlord.

     4. The agreements contained herein shall run with the land and shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, successors and assigns of the Parties.

     5. Tenant hereby agrees that, in the event Tenant notifies Landlord of a default on the part of Landlord under the Lease, Tenant shall concurrently send a copy of such notice to Lender, at the address set forth in Paragraph 6 below, by certified or registered mail, postage prepaid, return receipt requested. Tenant agrees that notwithstanding any other provision of the Lease, Tenant shall not terminate the Lease by reason of any default by Landlord unless Lender has received the foregoing notice and has failed to cure such default within thirty (30) days of the date of receipt of such notice, or if the default cannot reasonably be cured within such thirty (30) day period, within such longer period of time as is reasonably necessary for Lender to obtain possession of the Property and to cure such default.

     6. The address of Lender for all purposes hereunder, unless changed by Lender giving written notice to Tenant, shall be as follows:

                    _______________________________
                    _______________________________
                    _______________________________
                    _______________________________
                    _______________________________
                    _______________________________

     7. The address of Tenant for all purposes hereunder, unless changed by Tenant giving written notice to Lender, shall be as follows:

                    Creditrust Corporation
                    7000 Security Boulevard
                    Baltimore, Maryland 21244
                    Attention:  J. Barry Dumser, Esquire

     8. This Agreement may be executed in any number of counterparts, each of which, when so executed and when delivered, shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

     IN WITNESS OF THE ABOVE, the undersigned Parties have executed this instrument as of the day and year first above written.

NOTICE: THE SUBORDINATION PROVIDED FOR IN THIS AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE SECURITY INTEREST IN THE PROPERTY CREATED BY SOME OTHER OR LATER INSTRUMENT.

                            LANDLORD:
                            STERLING YORK, LLC,
                            a Maryland limited liability company

                            By:_________________________________________

                            Title:_______________________________________



                            TENANT:
                            CREDITRUST CORPORATION
                            a Maryland corporation

                            By:_________________________________________

                            Title:_______________________________________


                            LENDER:
                            _______________________________
                            a ______________________________

                            By:_________________________________________

                            Title:_______________________________________

STATE OF ___________________         )
                                     ) ss
COUNTY OF _________________          )

          This instrument was acknowledged before me on the _____ day of ______________, 1999, by ____________________, the Managing Member of Managing
Member of Sterling York, LLC, a Maryland corporation, who acknowledged the same as their free act and deed on behalf of the company.

                            __________________________________
                                               a Notary Public

                            My Commission Expires:  __________

                                   EXHIBIT F


                            INSPECTION PERIOD RIGHTS

     At any time before or concurrently with Tenant's election to exercise its Purchase Option pursuant to Section 25 of the Lease so long as Tenant makes such election at least sixty (60) days before the end of 548 days after the Effective Date, Tenant shall have a period of sixty (60) days ("Inspection Period") to examine the Property, the rent roll, the tenant leases, the service agreements, the Landlord's title policy, other records of Landlord or its property manager related to the ownership and operation of the Property, and to cause a survey and environmental study to be completed, including without limitation causing test bores to be drilled, and such other inspections as Tenant, in its discretion, may determine. If Tenant completes its inspection of the Property before entering into the Purchase Agreement and Tenant elects not to purchase the Property, Tenant may so notify Landlord in writing, and neither party shall have any further rights or obligations under Section 25 of the Lease. If Tenant enters into the Purchase Agreement before Tenant completes its inspection of the Property, a provision substantially in the form of this Exhibit F shall be
                                                        ---------
included in the Purchase Agreement. Thereafter, if Tenant elects not to purchase the Property, Tenant shall have the right, by written notice delivered to Landlord prior to the expiration of the Inspection Period, to terminate the Purchase Agreement in which event the Purchase Agreement shall be and become null and void. Tenant acknowledges that regardless of the commencement date of the Inspection Period, the Inspection Period shall not extend past 548 days after the Effective Date.

     Any physical inspection of the Property by Tenant shall be subject to all of the following:

          (i) Tenant shall give Landlord at least one (1) Business Day telephonic notice of its intention to inspect the Property or conduct any sampling or testing.

          (ii) If Tenant obtains a Phase I environmental report of the Property, Tenant shall cause a copy of such report to be delivered to Landlord at the time of issuance to Tenant. If Tenant desires to conduct any environmental sampling or testing at the Property, Tenant shall first provide Landlord with the proposed study plan therefor ("Plan"). The Plan is subject to the approval of Landlord, which shall be granted or denied within five (5) days of receipt of the Plan and which approval shall not be unreasonably withheld or conditioned and no environmental sampling or testing shall be performed until the Plan therefor has been approved by Landlord. Tenant agrees that Landlord, at Landlord's expense may have a representative present at any inspection, sampling or testing, including, but not limited to, an environmental engineer or consultant designated by Landlord (in connection with any environmental sampling or testing conducted by Tenant in accordance with this Exhibit F). At Landlord's
                                                       ---------
 request, any sampling or testing by Tenant's environmental consultant shall be conducted in a manner so as to provide "split" samples or data to Landlord's environmental consultant.

          (iii) Tenant shall maintain adequate liability insurance coverage for its employees, agents and representatives inspecting the Property or conducting sampling or testing and prior going on to the Property will provide Landlord with written evidence of same.

          (iv) Any such inspections, sampling and testing shall be at Tenant's sole cost and expense, and Tenant agrees to keep the Property free and clear of any liens that may arise as a result of such inspections, sampling and testing.

          (v) Tenant shall restore promptly any physical damage caused by the inspection, sampling or testing of the Property to the condition which existed prior to the inspection, sampling or testing.

          (vi) Tenant shall provide Landlord with copies of written sampling test results and reports prepared by third parties, but otherwise Tenant and its employees, agents and representatives shall keep all such information, sampling and test results and reports obtained or developed during or as a result of such inspection strictly confidential, except as required by law or in connection with Tenant's debt or equity financing for the acquisition.

          (vii) Tenant hereby indemnifies and agrees to defend, and hold Landlord and its partners and each of their advisors, beneficiaries, agents, employees, representatives, tenants and affiliates harmless from and against all loss, cost, liability, lien, damage or expense, including reasonable attorneys' fees and costs made, sustained, suffered or incurred against or by Landlord and its partners and each of their advisors, beneficiaries, agents, employees, representatives, tenants and affiliates and attributable to or arising out of a breach of the foregoing agreements by Tenant in connection with any such inspection, sampling or testing; provided, however, that in no event shall the foregoing indemnity be construed to apply to any responsibility for any contaminants that may be located on the Property or for any other existing conditions that do not comply with Environmental Laws.